                               As filed with the
             Securities and Exchange Commission on April 29, 1998


                                                              File No. 33-98310
                                                                       811-9114

-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                        Pre-Effective Amendment No. /_/


                      Post-Effective Amendment No. 4 /X/


                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/


                              Amendment No. 6 /X/


                            THE NEEDHAM FUNDS, INC.
      -------------------------------------------------------------------
              (Exact name of Registrant as Specified in Charter)


                                445 Park Avenue
                              New York, NY 10022
      -------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including Area Code: (212) 371-8300


                              John C. Michaelson
                            The Needham Funds, Inc.
                                445 Park Avenue
                              New York, NY 10022
      -------------------------------------------------------------------
                    (Name and Address of Agent for Service)


                                   Copy to:
                           William H. Bohnett, Esq.
                          Fulbright & Jaworski L.L.P.
                               666 Fifth Avenue
                           New York, New York 10103



             It is proposed that this filing will become effective
                           (check appropriate box):

   /X/ immediately upon filing pursuant to paragraph (b)
   /_/ on (date) pursuant to paragraph (b)
   /_/ 60 days after filing pursuant to paragraph (a)(1)
   /_/ on (date) pursuant to paragraph (a)(1)
   /_/ 75 days after filing pursuant to paragraph (a)(2)
   /_/ on (date) pursuant to paragraph (a)(2) of Rule 485.
   /_/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment


         The Registrant has filed a declaration registering an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. A Rule 24f-2 Notice for the fiscal year ended December 31, 1997 was filed on March 18, 1998.

Prospectus
Needham Growth Fund
Prospectus April 29, 1998


Needham Funds
Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606
1-800-625-7071


Prospectus
April 29, 1998



Contents
Expense Summary                                          4
Financial Highlights                                     5
Management of the Fund                                   6
Advisory Services                                        7
Portfolio Manager                                        7
Investment Policies and Goals of Needham Growth Fund     7

Risks                                                   15
How to Purchase Shares                                  16
Automatic Investment Program                            18
How to Redeem Shares                                    18
Shareholder Services                                    20
Automatic Reinvestment of Dividends
and Capital Gains Distributions                         20
Dividends, Distributions and Taxes                      21
Determination of Net Asset Value                        22
Performance Information                                 23
Administrator, Shareholder Servicing
Agent and Transfer Agent                                23
Custodian                                               23
Legal Counsel and Independent Auditors                  24
Organization of the Fund                                24
Distribution and Services Agreement                     25


Needham Growth Fund
445 Park Avenue
New York, NY 10022-2606
1-800-625-7071

The Needham Funds, Inc. is offering shares of the Needham Growth Fund by this Prospectus. Needham Growth Fund makes available to mutual fund investors the expertise of the professionals at Needham Investment Management L.L.C., the Fund's Adviser. The Needham Growth Fund seeks long-term capital appreciation through investing primarily in the equity securities of growth companies with superior earnings prospects, but whose share price or price/earnings multiple provides a significant discount to that stated growth rate. Please see page 7 herein for a detailed explanation of the Fund's investment style.



The Fund invests in stocks from a variety of industries including but not limited to the healthcare, technology, retail and oil services industries. These are some of the sectors within the economy which the Adviser believes will have significant long-term growth rates. The Fund may hedge its portfolio to seek to reduce both stock volatility and over-all market risk.



The Needham Growth Fund does not invest for current income. The Fund may hold any portion of its assets in cash or money market investments.


Minimum Investment

The minimum initial investment is $1,500. There is a $100 minimum for subsequent investments.


Investor Profile


The Needham Growth Fund is most suitable for an investor who is seeking higher returns but is willing to accept a higher degree of risk than in many other mutual funds.


Offering of Shares


The Needham Growth Fund is a no load mutual fund. Shares of the Fund are offered at net asset value. Shares may be purchased through any authorized dealer, financial institution or directly from the Fund.


Investment in any mutual fund has inherent risks. In seeking to achieve its investment objective the Fund may engage in option and futures strategies for hedging and for income enhancement. These hedging and income enhancement strategies may be considered speculative. These strategies may result in higher risks and costs to the Fund. Needham Investment Management L.L.C. seeks to identify opportunities in securities, markets and economic sectors. The Adviser may then concentrate a higher percentage of the Fund's assets in exploiting these opportunities than many other mutual funds.

This Prospectus sets forth concisely the information about the Needham Growth Fund that you should know before investing. It should be read carefully and retained for future reference.

A Statement of Additional Information about the Fund, dated April 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. For a free copy of this Statement of Additional Information, please call 1-800- 625-7071.



For a discussion of the Fund's investment objectives and policies, including risks associated with the Fund's investment practices, see Investment Policies and Goals on page 7 and Risks on page 15.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense Summary
Shareholder Transaction Expenses
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                       None
Maximum Sales Load Imposed
   on Reinvested Dividends and Capital Gains                  None
Deferred Sales Load                                           None


Redemption Fees during
   first six months after purchase(1)                         0.50%


Thereafter                                                    None
Exchange Fee                                                  None
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Management Fees                                               1.25%
12b-1 Fees                                                    0.25%
Other Expenses (after expense reimbursement)                  1.00%
Total Fund Operating Expenses                                 2.50%
--------------------------------------------------------------------------------


(1) Redemption fee applies to shares redeemed or exchanged within six months of purchase. The redemption fee currently is being waived by the Fund.


Example:
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
--------------------------------------------------------------------------------
1 Year                                 $ 25
3 Years                                $ 78
5 Years                                $133
10 Years                               $284
--------------------------------------------------------------------------------


This information is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Adviser has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ending December 31, 1998 to not more than 2.50% of average daily net assets. Absent the limitation, for fiscal 1997, other expenses of the Fund would have been approximately 1.79% and the total annual expenses of the Fund would have been 3.29%. A fee of $10.00 is charged for each wire redemption. For a further discussion of fees, see "Management of the Fund," "Administrator" and "Distribution and Services Agreement" herein. The figures reflected in the foregoing Example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

Financial Highlights


The following financial highlights and the related financial statements for the years ended December 31, 1997 and December 31, 1996 have been audited by Ernst & Young LLP, Independent Auditors. Further financial data and related notes are contained in the Statement of Additional Information, which is available upon request.


                                                          For the year ended      For the year ended
                                                           December 31, 1997      December 31, 1996*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                              $14.49                  $10.00

Income from investment operations:

Net investment income (loss)                                      0.06                   (0.11)

Net gain on securities
         (realized and unrealized)                                2.26                    5.27

Total from investment operations                                  2.32                    5.16
----------------------------------------------------------------------------------------------------

Less distributions:


Net investment income                                            (0.05)                   --

Net realized gains                                               (2.31)                  (0.67)

In excess of net realized gains                                  (0.03)                   --
----------------------------------------------------------------------------------------------------
Total distributions                                              (2.39)                  (0.67)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $14.42                  $14.49
----------------------------------------------------------------------------------------------------
Total Return                                                     15.66%                  51.56%

Net assets, end of year (thousands)                            $21,769                 $14,379

Ratios/Supplemental Data:



Ratio of expenses to average                                      2.50%**                 2.50%**
  net assets


Ratio of net investment income (loss)
  to average net assets                                           0.37%**                (1.27)%**

Portfolio turnover rate                                         724.08%                 568.93%


Average commission rate paid***                                $0.0359                 $0.0511


----------------------------------------------------------------------------------------------------

*Fund commenced operations on January 1, 1996.


**Had certain waivers and reimbursements not been in effect, the ratio of expenses to average net assets, for the years ended December 31, 1997 and 1996, would have been 3.29% and 4.60%, respectively, and the ratio of net investment income (loss) to average net assets, for the years ended December 31, 1997 and 1996, would have been (0.42)% and (3.37)%, respectively.


***Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the year for which commissions were charged.

Management of the Fund

The Directors of the Fund are responsible for generally overseeing the conduct of the Fund's business. Needham Investment Management L.L.C. (the "Adviser"), 445 Park Avenue, New York, NY 10022, is the investment adviser for the Fund. Needham Investment Management L.L.C. was formed in 1995 and is registered as an investment adviser with the Securities and Exchange Commission. Needham Investment Management L.L.C. is an affiliate of Needham & Company, Inc. Needham & Company, Inc. is the Fund's distributor and is an investment banking firm specializing in emerging growth companies. Needham & Company, Inc. has substantial expertise in investment research, underwriting and private investments. The Directors of the Fund include the following individuals:


George A. Needham--Mr. Needham founded Needham & Company, Inc. in 1985 and is its Chairman and Chief Executive Officer. Mr. Needham received BS and BA degrees from Bucknell University and an MBA from the Stanford University Graduate School of Business. Mr. Needham is also a General Partner of Needham Capital Partners,

L.P., Needham Capital Partners, II, L.P. and a General Partner of Needham Emerging Growth Partners, L.P., all private investment partnerships.



John C. Michaelson--Mr. Michaelson is President of Needham Investment Management L.L.C. Mr. Michaelson joined Needham & Company, Inc. in 1986 and is a Managing Director. Mr. Michaelson is also a General Partner of Needham Capital Partners, L.P., Needham Capital Partners, II, L.P. and Needham Emerging Growth Partners, L.P., all private investment partnerships. Mr. Michaelson received BA and MA degrees with honors from Oxford University and an MBA with distinction from the Harvard School of Business.


Roger W. Johnson--Mr. Johnson was the Administrator of the U.S. General Services Administration from 1993 to March 1996 and was also a member of the President's Management Council and the National Economic Council during that period. Prior to 1993, Mr. Johnson served for nine years as Chairman and Chief Executive Officer of Western Digital Corporation, a Fortune 500 technology firm. He is currently a director of JTS Corporation, Group Technologies Corporation, Insulectro, AST Research, Inc., Elexsys International, Inc. and Array Microsystems, Inc.

James Poitras--Mr. Poitras has served as President, Chief Executive Officer and Chairman of the Board of Integrated Silicon Systems, a computer software company, from 1985 to 1996. Mr. Poitras is a Director of Knights Technology and Alternative Realities Corporation, is a member of the Institute of Electrical and Electronics Engineers' Industry Advisory Commission and has lectured widely on business development and entrepreneurship.

F. Randall Smith--Mr. Smith is a founder and head of the research department of Train, Smith Counsel, a registered investment advisory firm. He is a co-founder of National

Journal, a weekly publication on the U.S. Government, and served as Special Assistant to the Undersecretary of State for Economic Affairs prior to forming his present firm.

Advisory Services

The Adviser directs investments of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1996 (the "Advisory Agreement"). The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net value of the Fund. This fee is higher than that paid by most mutual funds. The Adviser or persons employed by or associated with the Adviser are, subject to the authority of the Fund's Board of Directors, responsible for the overall management of the Fund's affairs.

Portfolio Manager



Peter J.R. Trapp - Mr. Trapp is a Managing Director of Needham & Co., and Executive President and Portfolio Manager of Needham Growth Fund. Mr. Trapp started his career in corporate finance at First Boston in 1973, worked at Goldman Sachs, was appointed managing director at Dean Witter in 1982, and then ran the investment banking side of Marine Midland/HSBC. He turned his attention to the equity markets in 1990, joining Needham in 1994 as a Senior Vice President in Institutional Sales and was appointed a Managing Director in 1996. Born and raised in Europe, he studied economics at Fribourg University, Switzerland and received his MBA from Columbia University in New York.



In January 1998, Mr. Trapp, who has approximately 25 years experience on Wall Street, was appointed Portfolio Manager for the Fund.



Investment Policies and Goals of Needham Growth Fund



Needham Growth Fund ("NGF" or the "Fund") has as its goal to create long-term tax efficient capital appreciation for its shareholders by investing in equities of public companies with above average long-term growth rates. These above average growth rates result from companies being at the vortex of rapid and fundamental changes in the world economy resulting from technological or demographic change. In this manner, the Fund seeks to build wealth for long-term investors. There is no assurance that this investment objective or goal will be met and the Fund is not intended to constitute a balanced investment program. The central premise of the Fund's investment style is growth, but more specifically, "Growth at a Reasonable Price" or "GARP." This style has become more popular as the markets have risen to unprecedented levels and as investors have come to understand some of the dangers and disadvantages of momentum or aggressive growth investing.



The methodology used for GARP investing is detailed below:



The Fund relies on fundamental research. Investment decisions at the Fund are based upon the independent analysis of business fundamentals. The first level of analysis concerns industry prospects. Company-specific analysis includes company visits, discussions with management and employees and discussions with customers and competitors. The Fund focuses, above all, on the quality of the management because it believes that management is the most critical element in determining the success of a business. The Fund invests in people, not just in technology or products. The executives of the Fund, John C. Michaelson and Peter J. R. Trapp, have experienced several market cycles.



The Fund relies on macro-economic analysis. Investment decisions are also based on detailed analysis of the U.S. and worldwide economies and these macro trends; an analysis of the high growth sectors of those economies; an analysis of the sector rotation within the respective equity markets; an analysis of the dominant or growing companies within these sectors and finally a ranking by sector and valuation of those stocks.



The Fund is not a technical trader. The Fund does not rely upon "technical" investing (based upon computer-based stock selection, technical analysis and charts), including "momentum" investing. The Fund invests for the long term. Once the Fund qualitatively identifies great businesses and managements in which it would like to invest, it then values those businesses to assess a reasonable price at which to purchase the stock. The Fund seeks to purchase securities at prices which the Fund believes have the potential to earn a return of at least 50% over an eighteen-month period. The Fund believes that 1998 will be a market that rewards fundamental analysis and experience over formula approaches.



The Fund focuses on long-term values. In the short term, equity markets often incorrectly value stocks. Good companies are often undervalued based on short-term factors such as a disappointing quarter for the company not representative of the strength of the business, undue general or industry-specific pessimism, institutions wishing to exit the stock in size or a lack of knowledge and support for the stock. The Fund believes that these undervalued situations represent buying opportunities. Lower quality companies are often overvalued based on short-term factors such as inordinate optimism about a new industry or technology, aggressive forecasts, investment banks promoting their clients, earnings spikes, momentum investors driving up prices or accounting gimmicks. These overvalued situations represent opportunities for short-selling as, in the long-term, real underlying value does eventually assert itself.



The Fund invests in rapidly growing companies. The Fund invests in companies that are likely to be the beneficiaries of long-lasting economic trends resulting from fundamental technological change.



The Fund currently has significant investments in technology, healthcare, communications, media and oil and gas services. Most of these areas benefit from the power of information technology. In the industrial technology area this includes instrumentation; oilfield services and equipment; and contract manufacturing. In the electronics area this includes semiconductors (capital equipment, devices, design software); telecommunications/Internet (equipment, system software, content); and data storage. In the healthcare field this includes medical devices; healthcare services (information systems, managed care, physician practice management); and in the consumer/business services area this includes branded consumer products; specialty retailers and outsourcing of services such as data management and telemarketing.

The Fund focuses on industries at the vortex of changes.



Our investment themes include:



1. The growth of industries centered on the microchip. The major technological driver of the past ten years and the ten years to come is the microchip. Major industries have been built around the capabilities provided by this device. These industries include: the assembly, distribution and service of personal computers, semiconductors, the design of semiconductors and the equipment to manufacture semiconductors, electronic components, data storage, networking of computers, software and the whole new area of the Internet with its many ramifications for networking equipment, content and operating software and commerce. Each of these are now major industries in their own right. Some of these companies have strong proprietary positions and form core long-term holdings for the Fund. However, many technology companies offer a commodity product without a strong proprietary differentiation - these companies are the repeated victims of global overcapacity and lack pricing power and do not make good long-term investments.



2. The application of information technology to healthcare. Demand for healthcare services grows insatiably with the aging population. Yet this is one of the least efficient industries in America when it comes to using data efficiently to improve the quality of service while improving efficiency and reducing costs. Only recently have control of costs and knowledge of outcomes been of any real interest to healthcare providers. The environment has changed dramatically and information systems are now a priority among healthcare providers. The restructuring of the information systems of one of the largest industries in America is in its infancy.



3. The application of information technology to oil and gas production. The exploration for oil and gas has changed dramatically in the past fifteen years with technological improvements based on electronics leading to lower exploration costs and greater access to reserves. Companies with advanced technology have established leadership positions in providing equipment and services.



4. The growth of business outsourcing services. Strategic outsourcing by business represents a true paradigm shift in how businesses operate. The rapid expansion of communications capability has facilitated the growth of business outsourcing. In the past, companies were constrained by the high cost and primitive capabilities of communications and data technology to do all possible jobs internally, many only tangential to their main business. These services ranged from legal work to managing data processing centers. Increasingly, well run businesses are, by competitive necessity, focusing their own efforts on only a few areas of core competency and contracting all other services to partners who are focused on delivering a top quality service in that particular area. Companies increasingly focus on the few things that they do outstandingly well and leave the rest to others. As a result of huge communications improvements, now further enhanced by the Internet, suppliers are now able to maintain continuous, real time and low cost interface with customers over distances, reducing the need to maintain in-house capability. Suppliers have become "transparent" to the customer. Two areas of particular interest within outsourcing are the outsourcing of manufacturing of products and the outsourcing of data and telephone services. In manufacturing, there is a rapid transition throughout American industry from strictly internal manufacturing to the purchase of components and subassemblies to entire "box build," where the complete product is contracted to an outside manufacturer, leaving the "manufacturer" only the high value-added design and customer interface functions. The outsourcing of data service is a rapidly growing industry with services ranging from electronic payments to inbound and outbound telephone sales and fulfillment to brokerage firms' clearing operations.



5. Restructurings and spin-offs. The Fund also look for investment opportunities in restructurings and spin-offs, primarily in the information technology industries. Business continues to restructure to increase shareholders' value by focusing on core competencies and operations. The divestiture of underperforming operations was a theme of the 1980s and early 1990s. The Fund is now seeing the spin-off to shareholders and the divestiture of good but unrelated businesses that helps companies focus resources on core areas. These restructurings often represent excellent investment opportunities at both the parent and the subsidiary. The parent company's returns are often enhanced by the divestiture as resources are directed at higher return opportunities, management is better able to focus on the core business, and the market finds the remaining business easier to understand and therefore support. When good businesses are spun-off to shareholders, an investment opportunity may arise as the former subsidiary management is often more focused and provided with strong incentives to succeed, but the company is often not adequately followed or understood in the marketplace.



In summary, the keys to successful investing by the Fund include an understanding of macroeconomic trends, an evaluation of the high growth sectors of the economy, and their leaders and laggards, an analysis of the business fundamentals, quality of management, and competitive position. After making an evaluation, the Fund decides what price to pay for the growth prospects bearing in mind the discipline of Growth At a Reasonable Price, or GARP. The Fund then uses its patience and liquidity to execute on its investment opportunities. The investment objective of the Fund is long-term tax efficient capital appreciation by investing in public equities of strong growth companies.


The Fund may engage in investment strategies for hedging purposes or to seek to increase its investment return. Each of the percentage limitations with respect to investments in securities described below applies immediately after a purchase and any subsequent change in the applicable percentage resulting from market fluctuations does not require unwinding any part of the transaction.

The Fund has adopted certain investment restrictions which are fundamental and may not be changed without a shareholder vote. Except as specifically noted, the Fund's investment objective and policies described in the following pages are not fundamental policies and may be changed or modified by the Fund's Board of Directors without shareholder approval. The Fund will not, however, change its investment objective without first providing written notice to shareholders at least 30 days in advance. A complete list of the Fund's fundamental investment restrictions and certain other policies not described in the Prospectus may be found in the Statement of Additional Information.


Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the Nasdaq System. The balance of the Fund's assets may be held in cash or invested in other securities, including preferred stock, common stock equivalents (mainly securities exchangeable for common stock), options, futures and various corporate debt instruments.


Equity Securities


The Fund emphasizes investments in common stocks which may include equity securities of smaller companies. The Fund also may buy securities such as convertible debt, preferred stock, warrants, or other securities exchangeable for shares of common stock and other equity securities, including publicly traded partnership interests. In selecting equity investments for the Fund, the Adviser seeks to identify companies, in a variety of industries, including but not limited to the technology, healthcare and specialty retail industries, which it believes will achieve superior growth rates, based on its market research and company analysis. When investing in technology the Adviser focuses on product cycles and unit growth. When investing in retailing and healthcare the Adviser focuses heavily on demographic, regulatory and lifestyle trends. The Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw materials costs and sources, competitive operating margins, return on investment, management and other factors.


Investments in smaller companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. Such securities may also trade less frequently and at a lower volume than more widely held securities, and may fluctuate in value more sharply than those of other securities. There may be less available information about these issuers or less market interest than is normally the case with respect to larger companies.

Debt Securities

The Fund may buy debt securities of all types issued by both domestic and foreign issuers, including government securities, corporate bonds and debentures, commercial paper, and certificates of deposit. It is the Fund's intention to invest no more than 35% of total assets in debt securities.

No more than 10% of the Fund's total assets (such 10% also being included in the 35% limitation stated above) may be invested in non-investment grade debt securities (commonly called "junk bonds" or "high yield bonds"). These securities are considered to be highly speculative, may have poor prospects of attaining investment standing and may be in default. Like those of other fixed-income securities, the value of lower-rated securities fluctuate in response to changes in interest rates. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. See Statement of Additional Information.

Foreign Securities

The Fund will invest primarily in securities of companies domiciled in the United States, but the Fund may also invest up to 25% of its total assets,

measured at the time of investment, in securities of foreign issuers. Such investments will be made either directly in such issuers or indirectly through American Depository Receipts (ADRs) or closed-end investment companies. It is possible that some material information about unsponsored ADRs will be unavailable.

Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations may affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers if and to the extent the Fund invests in non-dollar denominated securities.

The Fund may seek to hedge its position in foreign securities and/or protect against foreign currency fluctuations by investing in put or call options on securities and foreign currencies and enter into forward foreign currency exchange contracts. See "-- Options, Futures and Forward Contracts."

Illiquid Investments

The Fund may not hold more than 15% of its net assets in securities for which market quotations are not readily available, in repurchase agreements which have a maturity longer than seven days and in securities subject to restrictions on resale for which no adequate trading market exists. See Statement of Additional Information.

Repurchase Agreements

A repurchase agreement arises when a buyer, such as the Fund, purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date, normally within seven days. Such agreements permit the Fund to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature.

With respect to repurchase agreements, no more than 15% of the Fund's net assets may be invested in illiquid investments, which include repurchase agreements with maturities exceeding seven days. There is no percentage restriction on the Fund's ability to enter into repurchase agreements with maturities of seven days or less.

If the other party to a repurchase agreement becomes bankrupt, the Fund may experience delays and costs in recovering its cash. To the extent that the value of the security purchased has decreased in the meantime, the Fund could experience a loss. The Fund's repurchase agreements are fully collateralized. The Fund's Board of Directors has established procedures which enable the Adviser to monitor the creditworthiness of the dealers with which the Fund enters into a repurchase agreement transaction. The Fund may also invest in reverse repurchase agreements. See Statement of Additional Information.

Borrowing and Leverage


As a fundamental policy, the Fund may borrow from banks up to 25% of its total assets and may pledge its assets in connection with such borrowings. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

Lending

The Fund may lend securities to broker-dealers and other institutions as a means of earning additional income. If the borrower becomes bankrupt, the Fund could experience delays and costs in recovering its securities. To the extent that the value of securities loaned increased under such circumstances, the Fund could experience a loss. Security loans must be fully collateralized, and the Adviser must find the creditworthiness of the other party to the transaction satisfactory. As a fundamental policy, loans (which include repurchase agreements), in the aggregate, may not exceed 20% of the Fund's total assets.

Short Sales

The Fund may sell securities short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund replaces the borrowed security. All short sales must be fully collateralized and the Fund will not sell short securities whose underlying value exceeds 25% of its net assets. The Fund will also limit short sales in any one issuer's securities to 2% of the Fund's net assets and will not sell short more than 2% of any one class of the issuer's securities. The Fund may also engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short, an investment technique known as a short sale "against the box."

Options, Futures and Forward Contracts

The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices, currency exchange rates and precious metals prices. The Fund may enter into forward contracts as a hedge against future fluctuations in foreign exchange rates. The Fund may buy and sell stock index futures contracts or related options in anticipation of general market or market sector movements. The Fund may also invest in indexed securities or related options whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on any type of security, index, or currency related to their investments, including options and futures traded on foreign exchanges and options not traded on exchanges.


Except as described below, the Fund will not engage in options, futures or forward transactions, other than for hedging purposes, if as a result more than 5% of its total assets would be so invested. The Fund may engage in such transactions to an unlimited extent for hedging purposes.

Options, futures and forward contracts can be volatile investments and involve certain risks. The ability of the Fund to use these strategies successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. If the Fund makes a transaction at an inappropriate time or judges market conditions incorrectly, options and futures strategies may significantly lower the Fund's return. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See Statement of Additional Information.

Other Permitted Investments

The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act") and applicable rules thereunder. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses thus would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

The Fund may also purchase or sell portfolio securities on a when-issued or delayed delivery basis in compliance with applicable 1940 Act guidelines. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction.

Defensive Investments

The Fund may invest temporarily up to 100% of its assets in cash or cash equivalents, investment grade debt securities or repurchase agreements for defensive purposes.

Consistent with the Fund's investment objective and policies, its Adviser may make changes in the portfolio consistent with the Fund's policies whenever it believes doing so is in the best interest of the Fund.

Non-Diversification and Investment in Market Sectors

The Fund is "non-diversified" for purposes of the 1940 Act and so has the flexibility to invest its assets in the securities of fewer issuers than if it was "diversified." To the extent the Fund invests a significant portion of its assets in a few issuers' securities, the performance of the Fund could be significantly affected by the performance of those issuers. The Fund must, however, meet certain diversification requirements under Federal tax law. See

Statement of Additional Information--"Investment Restrictions."

As a fundamental policy, the Fund will not invest more than 25% of its net assets in issuers conducting their principal business in the same industry. However, the Fund at times may invest more than 25% of its total assets in securities of issuers in one or more market sectors. A market sector may be made up of companies in a number of related industries. Business and economic developments affecting that sector likely would have greater effect on the Fund than those same developments would have on a fund invested in a wider spectrum of market or industrial sectors.

Risks

For additional risks associated with an investment in the Fund, this section should be read in conjunction with "Investment Objective and Policies" herein and the Statement of Additional Information. The Fund invests primarily in equity and debt securities, which fluctuate in value. Therefore, shares of the Fund will also fluctuate in value. The net asset value of the Fund's shares, to the extent the Fund invests in debt securities, is affected by changes in the general level of interest rates.

Certain investment techniques described in this Prospectus, such as short sales, options and futures strategies, and leverage, may entail risks and may result in significant capital loss. The Fund may engage in various strategies as described above, to varying degrees, both to seek to increase its return and to hedge its portfolio against movements in the securities markets and exchange rates. Use of such strategies involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. Options and futures contracts, and certain of the other investments described above, may be considered "derivative" investments, and entail certain risks described above and in the Statement of Additional Information.

In addition, the Fund may invest in the securities of non-U.S. issuers, which have risks that are different from the risks associated with investments in the securities of U.S. issuers. See "Investment Objective and Policies--Foreign Securities" and the Statement of Additional Information.

It is anticipated that in 1998 the rate of portfolio turnover of the Fund may be approximately 200-300%. This rate of turnover will likely result in higher brokerage commissions and higher levels of realized gains than if the turnover rate was lower and may subject investors to higher levels of taxable gains.


Because of the nature of its investments, the Fund is designed for long-term investors who can bear the risk of market fluctuations. An investment in the Fund should not be considered a complete investment program. See "Investment

Objective and Policies" and Statement of Additional Information.

How to Purchase Shares

Shares of the Fund may be purchased at net asset value without any sales or other charge by sending a completed application form to Needham Growth Fund, c/o PFPC Inc. at P.O. Box 8949, Wilmington, DE 19899-8949. Applications sent by overnight courier and all other correspondence should be sent to Needham Growth Fund, c/o PFPC Inc. at 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. Telephone transactions may not be used for initial purchases. If you want to make subsequent telephone transactions, select this feature on your Application or call 1-800-625-7071 to request an authorization form to set up your account for this feature. See "Redemption of Shares--Telephone Redemptions" for a discussion of liability for telephone errors. PFPC Inc. is the Administrator of the Fund.

Shares of the Fund may also be purchased through authorized broker-dealers or other institutions who may charge for their services. Such sales agents have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions in a timely manner and in accordance with their customer agreements and this Prospectus.

The minimum initial investment for individuals, corporations, partnerships, IRAs or trusts is $1,500. There is a $100 minimum for subsequent investments. Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

After an account is opened, additional shares may be purchased by sending a check payable to Needham Growth Fund and following the instructions given above. All shares will be purchased at the net asset value per share next determined after receipt of the shareholder's application in proper order and acceptance of such application by the Fund. Subsequent investments may also be made by telephone (electronic funds transfer) from a bank checking or money market account. The transfer must specify account name, address and Needham account number. This feature must be set up in advance according to the above instructions.

The Fund will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned for insufficient funds.

Shareholders should contact the Fund at 1-800-625-7071 to obtain the latest wire instructions for wiring funds to PFPC Inc. for the purchase of Fund shares and to notify PFPC Inc. that a wire transfer is coming.

How to Purchase Shares


Method
Initial Purchase
Subsequent Investment

By Mail

Complete and sign the Application. Make your check payable to Needham Growth Fund and send to: Needham Growth Fund c/o PFPC Inc., P.O. Box 8949, Wilmington, DE 19899-8949.


Make your check payable to Needham Growth Fund and mail it to the address above. Put your account name, address and Needham account number on your check. Subsequent investment forms will be included with each shareholder statement for your convenience. Alternatively, include a note giving your Needham account number, your name and your address.


By Overnight Courier


Needham Growth Fund c/o PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809 (1-800-625-7071).


Follow above directions and forward to address at left.

By Telephone

Telephone transactions may not be used for initial purchases. If you want to make subsequent telephone transactions, select this feature on your Application or call 1-800- 625-7071 to request an authorization form to set up your account for this feature.

Purchases currently must be made by wire.

Presently, all subsequent investments to be made by telephone must be paid by wire transfer.

By Wire

First, call the Administrator at 1-800-625-7071 to notify it that you intend to purchase shares by wire and to verify wire instructions. Then, wire funds care of PNC Bank, N.A., ABA #: 031-000-053

Credit: Needham Purchase Account
Bank Account #: 86-1108-2195
Further credit: Needham Growth
FBO: Account Name and Number


Please carefully follow instructions at left.

Automatic Investment Program
See description of Automatic Investment Program below.

This feature must be set up by you in advance.

Automatic Investment Program

An eligible shareholder may also participate in the Fund's Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on the fifth or twentieth day of each month into their established Fund account. Contact the Administrator for more information about the Fund's Automatic Investment Program.

Certificates

In the interest of economy and convenience, physical stock certificates representing the Fund's shares will not be issued unless requested in writing directly to the Fund's Administrator or to an account representative of an eligible broker-dealer or bank. Wire and telephone redemptions of shares held in certificate form are not permitted and the shares represented thereby will not be reported on brokerage or bank statements sent to clients. See "Redemption of Shares" below.

How to Redeem Shares

Shareholders may redeem their shares at any time. Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption by regular mail to: Needham Growth Fund, c/o PFPC Inc. at P.O. Box 8949, Wilmington, DE 19899-8949. Redemption requests sent by overnight courier should be sent to PFPC Inc. at 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809.

Upon the receipt of a redemption request, the shareholder will receive a check based on the net asset value next determined after the redemption request has been received, which may be more or less than the amount originally invested. If the shares to be redeemed represent an investment made by check, the Fund reserves the right to withhold the proceeds until the check clears. It will normally take up to three days to clear local checks and up to seven days to clear other checks, but may take longer under some circumstances. Shares redeemed or exchanged within six months of purchase will be charged a redemption fee of 0.50%. The redemption fee currently is being waived by the Fund.

A written redemption request will be considered to have been received in "proper order" if the following conditions are satisfied:

  o the request is in writing, indicates the number of shares to be redeemed and identifies the shareholder's account number;

  o the request is signed by the shareholder(s) exactly as the shares are registered;

  o the request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and


  o if the redemption proceeds are requested to be sent other than to the address of record or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request is/are guaranteed by an eligible signature guarantor through a medallion program. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees which are not a part of these programs will not be accepted.


No written redemption request will become effective until all documents have been received in "proper order" by PFPC Inc.

Telephone Redemptions

The Fund permits individual shareholders (once within a thirty day period) or a representative of record for an account to redeem shares by telephone in amounts up to $10,000 by calling 1-800-625-7071. In order to use this service, the shareholder must have elected to do so in his or her Application or complete an authorization form supplied by the Fund. Telephone redemptions must be in amounts of $1,000 or more. Instructions must include the shareholder's account number. Checks issued must be made payable to the owner of record and may only be mailed to the address of record. The request cannot be honored if an address change has been made for the account within 60 days of the telephone redemption request.

If there are multiple account owners, PFPC Inc. may rely on the instructions of only one owner. This account option is not available for retirement account shares, or newly purchased (within the prior 15 days) shares. The Administrator may record all calls.


The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon telephone instructions. The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Assuming the Fund's security procedures are followed, neither the Fund nor PFPC Inc. will be responsible for the authenticity of redemption instructions received by telephone and believed to be genuine and any loss therefrom will be borne by the investor. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Shares may always be redeemed by mail if a shareholder is unable to contact the Fund by telephone.


Additional Information on Redemptions

A shareholder who holds Fund shares in non-certificate form may elect to have redemption proceeds of $5,000 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. The current fee for this service is $10.00.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal income tax. Redemption requests failing to indicate an election not to have Federal tax withheld will be subject to withholding.

Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission. These broker-dealers may charge a fee for this service.

If a shareholder's transactions at any time reduce the shareholder's account in the Fund to below $500 in value, the Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within a reasonable time, redeem all shares in the account and close it by making payment to the shareholder.

Shareholder Services

The Fund offers certain tax-sheltered retirement plans through which shares may be purchased, including IRAs (and "rollovers" from existing retirement plans) for individuals and their spouses and SEP-IRAs. Shares of the Fund may also be purchased by Qualified Retirement Plans such as profit-sharing and money purchase plans, 401(k) Plans and other Defined Contribution Plans, and by Defined Benefit Plans. Should you have questions on the purchase of shares by retirement plans, please call 1-800-344-9028 for Shareholder Services.

These types of accounts may be established only upon receipt of a written application form. See Statement of Additional Information.

Automatic Reinvestment of Dividends and Capital Gains Distributions

Unless a shareholder elects to do otherwise, all dividends and capital gains distributions from the Fund will be automatically reinvested in additional full and fractional Fund shares. Shareholders who do not wish to have dividends and distributions automatically reinvested in Fund shares, may choose between two options:

(1) automatic reinvestment of capital gains distributions in Fund shares and payment of dividends in cash; or

(2) payment of all dividends and distributions in cash.

Shareholders may change this election at any time by notifying the Administrator or their account representative if the account is maintained at an eligible broker-dealer or bank. Dividends and distributions will be reinvested at the Fund's per share net asset value on the reinvestment date established for the dividend or distribution.

Dividends, Distributions and Taxes


The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund generally will not be subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, income from certain foreign currency transactions and any excess of net short-term capital gains over net long-term capital loss) and net capital gain that is annually distributed to its shareholders. The Fund will continue to elect treatment as a regulated investment company so long as it remains in the best interests of its shareholders to do so.


The Fund intends to make annual distributions to its shareholders of record of substantially all of its realized net capital gains (the excess of realized net long-term capital gains over realized net short-term capital losses), any realized net gains from foreign currency transactions, net investment income and the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. The Fund may make additional distributions, if necessary, to avoid a 4% Federal excise tax on certain undistributed ordinary income and capital gain net income. Certain distributions made to shareholders of record as of a date in October, November or December of a given year which are paid by the Fund in January of the immediately subsequent year will be taxable to shareholders as if received on December 31 of such given year.


Dividends from the investment company's taxable income (whether paid in cash or reinvested in additional Fund shares) are taxable to shareholders as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short- terms capital losses) are also taxable to shareholders. The Taxpayer Relief Act of 1997 made substantial changes to the maximum effective tax rates and holding periods applicable to capital gains realized by noncorporate taxpayers. In general, a noncorporate shareholder's net capital gains will be taxed either at a maximum rate of 20% for property held more than 18 months or 28% with respect to property held for more than one year but not more than 18 months. To the extent the Fund has net capital gain for a taxable year, the Fund may designate different classes of net capital gain (e.g., the

20% class or the 28% class) and will provide information relating to the portions of any net capital gain distribution that may be treated by noncorporate shareholders as eligible for such different capital gain rate classes. Such capital gain rate classes will apply regardless of how long a shareholder has held shares in the Fund. Distributions of net investment income and capital gain net income are taxable whether received in cash or reinvested in additional shares.


The Fund is required to withhold as "backup withholding" 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number and certain required certifications or who are otherwise subject to backup withholding. Upon a redemption of Fund shares, a shareholder will ordinarily recognize a taxable gain or loss, subject to certain Federal tax rules. The Fund anticipates that it will be subject to foreign withholding taxes for which it may, in certain years, be able to pass through as a credit or deduction to its shareholders.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and shareholders. See the Statement of Additional Information for a further discussion including a discussion of tax considerations for foreign shareholders.

In addition to those considerations, there may be other Federal, state, local, or foreign tax considerations applicable to a particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of the investment on their own tax situations.

Determination of Net Asset Value

The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (the "Exchange") is open for business at the close of the Exchange and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received before the close of trading on the Exchange on that day.

Portfolio securities and options positions for which market quotations are readily available are stated at the last sale price reported by the principal exchange for each such security as of the exchange's close of business. Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors. The assets of the Fund may also be valued on the basis of valuations provided by a pricing service approved by or on behalf of the Board of Directors.

Performance Information

From time to time, in advertisements to prospective investors or reports to shareholders, the Fund may compare its performance, in terms of its total return to that of other mutual funds with similar investment objectives, and/or to various published indices which are widely used as benchmarks. The Fund may also compare its performance to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors and ranks the performance of mutual funds, and to rankings prepared by other national financial publications. The Fund's average annual total return is computed by finding the average annual compounded rates of return for the most recently completed fiscal year and the period since the commencement of operations through the most recently completed quarter. It is based on a hypothetical $1,000 initial payment less any applicable sales charge, while assuming reinvestment of all dividends and distributions, and with recognition of all recurring charges. The Fund may also use a total return computed in the same manner but for differing periods, without annualizing the total return. For purposes of the yield calculation, yield to maturity of each debt obligation in the Fund's portfolio is determined based on a modified market value method of amortization. In computing net investment income all recurring charges are recognized. In calculating performance results, initial sales charges, if any, are taken into account, but other non-recurring charges are not. Total return or yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, since the performance of the Fund changes in response to fluctuations in market conditions, interest rates, currency fluctuations and Fund expenses, no performance quotation should be considered a representation as to the Fund's performance for any future period.

Administrator, Shareholder Servicing Agent and Transfer Agent

The Fund employs PFPC Inc. as Administrator under an administration contract dated January 2, 1996 (the "Administration Contract") to provide administrative services to the Fund. The services provided by the Administrator under the Administration Contract are subject to the supervision of the officers and Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records and preparation of reports. Subject to certain waivers for these services, the Fund pays a monthly fee at the annual rate of 0.10% on the first $200 million of average daily net assets of the Fund, subject to a minimum annual fee of $100,000.

PFPC Inc. also provides various shareholder services made available to each shareholder, including performance of transfer agency and registrar functions and dividend paying agent. PFPC Inc., as Administrator, acts as the Fund's shareholder servicing agent. The principal address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

Custodian


PNC Bank, National Association acts as custodian for the Fund. Rules adopted under the 1940 Act permit the Fund to maintain its non- U.S. securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to such rules, the Fund's non-U.S. securities and cash are held by its sub-custodians who have been approved by or under the delegated authority of the Board of Directors of the Fund in accordance with the rules of the Commission. Selection of the sub-custodians and any decision to invest in non-U.S. markets has been made following a consideration of a number of factors, including, but not limited to, the practices, procedures, internal controls and financial stability of the institution, the ability of the institution to perform capable custodial services for the Fund and provide reasonable care for Fund assets, the reputation and standing of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located, and risks of potential nationalization or expropriation of Fund assets. In addition, the 1940 Act requires that non-U.S. sub-custodians, among other requirements, have no lien on the assets of the Fund and maintain adequate accessible records.


Legal Counsel and Independent Auditors

Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, acts as counsel to the Fund. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019 acts as independent auditors to the Fund.

Organization of the Fund

The Needham Funds, Inc. ("Needham Funds") was incorporated in Maryland on October 12, 1995 and is registered with the Commission under the 1940 Act as an open-end management investment company. Needham Funds may from time to time issue shares of one or more of its portfolios. Only shares of one such portfolio, the Fund, are being offered by this Prospectus. The business and affairs of Needham Funds are managed under the direction of its Board of Directors. Needham Funds is an affiliate of Needham & Company, Inc.

Needham Funds has an authorized capitalization of 1 billion shares of $0.001 par value common stock. Each share of Needham Funds entitles the shareholder to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except expenses related to the distribution of the shares will be borne solely by Needham Funds. Shares issued are fully-paid and non-assessable by Needham Funds. Additional portfolios may be created by the Board of

Directors, without further action by the shareholders, in the future and any one or more of such portfolios may have multiple classes of shares.

Maryland law does not require annual meetings of shareholders, except under certain specified circumstances, and it is anticipated that shareholder meetings will be held only when required by Federal or Maryland law. Shareholders do have the right under the Articles of Incorporation to call a vote for the removal of directors. Needham Funds will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution or account maintenance fees, or of a change in fundamental policies, objectives or restrictions.

Distribution and Services Agreement

Needham & Company, Inc., an affiliate of the Adviser, acts as a distributor for the Fund. Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act permits an investment company to directly or indirectly finance any activity associated with the distribution of its shares (the "distribution expenses") in accordance with a plan adopted by the Fund's Board of Directors ("12b-1 Plan"). Pursuant to such rule, the Directors of the Fund have approved, and the Fund has entered into, a Distribution and Services Agreement (the "Distribution Agreement") with Needham & Company, Inc. under which the Fund may pay a distribution services fee to Needham & Company, Inc. or others at an annual rate of up to 0.25 of 1% of the aggregate average daily net assets of the Fund which are attributable to Needham & Company, Inc. or the various other distributors.

The Distribution Agreement provides that Needham & Company, Inc. will use the distribution services fee received from the Fund, in part, for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders and sales literature or other promotional activities, and (iii) to compensate banks and other qualified financial institutions for providing administrative, accounting and shareholder liaison services with respect to the Fund's shareholders. Some payments under the Distribution Agreement are used to compensate broker-dealers based on assets maintained in the Fund by their customers. Distribution services fees are accrued daily and paid monthly, and are charged as expenses of the Fund as accrued. Distribution services fees received from the Fund will not be used to pay any interest expenses, carrying charges or other financial costs. In adopting the Distribution Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Distribution Agreement would benefit the Fund and the shareholders.

The Fund and/or Needham & Company, Inc. may enter into related servicing agreements appointing various firms, such as broker-dealers or banks, to provide all or any portion of the foregoing services for their customers or clients through the Fund. The Fund and/or Needham & Company, Inc. may enter into servicing agreements with banks and others, including the Adviser or its affiliates, to provide such services, except for certain underwriting or distribution services which banks may be prohibited from providing under the Glass-Steagall Act for their clients that desire to purchase any of the Fund's shares. If the Glass-Steagall Act should prevent banks from acting in any capacity or providing any of the described services, the Directors of the Fund will consider what action, if any, is appropriate to provide efficient servicing for Fund shareholders. It is not anticipated that the termination of any bank relationship would result in a financial loss to shareholders or affect the Fund's net asset value.

The administrative and accounting services provided by banks and other qualified financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmation of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. PNC Bank, N.A. acts as custodian of the Fund's portfolio. Its address is 200 Stevens Drive, Airport Business Center, Lester, PA 19113.


                                      * * *



Year 2000 Risks - Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Needham and the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Y2K Problem." Needham is taking steps to address the Y2K Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

Investment Adviser
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606
(800) 344-9028

Distributor

Needham & Company, Inc.
445 Park Avenue
New York, NY 10022-2606
(800) 344-9028

Administrator, Shareholder Servicing Agent and Transfer Agent
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 625-7071

Directors
George A. Needham
John C. Michaelson
Roger W. Johnson
James P. Poitras
F. Randall Smith

Executive Officers
John C. Michaelson, President
Peter J.R. Trapp, Executive Vice President

Legal Counsel
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given, or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

Needham Funds
Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606
1-800-625-7071
Fund news & information
o subscriptions



o automated access to daily net asset value via e-mail: funds@needhamco.com



Adviser
Needham Investment Management L.L.C.
445 Park Avenue
New York, New York 10022-2606
1-800-625-7071

                                                  1933 Act File Number 33-98310
                                                  1940 Act File Number 811-9114


                       STATEMENT OF ADDITIONAL INFORMATION

                               NEEDHAM GROWTH FUND
                                 445 Park Avenue
                            New York, New York 10022


                     A Portfolio of The Needham Funds, Inc.


                                 April 29, 1998



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for Needham Growth Fund (the "Fund"), dated April 29, 1998 (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the Fund (the "Shares") should be made without first reading the Prospectus. A copy of the Prospectus for the Fund may be obtained at no charge by writing the Fund's administrator, PFPC Inc. (the "Administrator") or by calling the Administrator at 1-800-625-7071 or Needham & Company, Inc. at 1-800-344-9028.

                                TABLE OF CONTENTS

GENERAL INFORMATION.....................................................  1

INVESTMENT OBJECTIVE AND POLICIES.......................................  1

INVESTMENT RESTRICTIONS................................................. 10


INVESTMENT ADVISORY SERVICES............................................ 12

THE DISTRIBUTOR AND DISTRIBUTION OF THE SHARES.......................... 14

TRANSFER AGENCY, ADMINISTRATION SERVICES
AND FUND ACCOUNTING..................................................... 15

PORTFOLIO TRANSACTIONS AND BROKERAGE.................................... 15

DIRECTORS AND OFFICERS.................................................. 18

DETERMINATION OF NET ASSET VALUE........................................ 20

TAX-SHELTERED RETIREMENT PLANS.......................................... 21

TAXES................................................................... 22
         Taxation of the Fund -- In General............................. 22
         Taxation of the Fund's Investments............................. 23
         Taxation of the Shareholders................................... 25

PERFORMANCE INFORMATION................................................. 29

ADDITIONAL INFORMATION.................................................. 30
         Custodian...................................................... 30
         Independent Auditors........................................... 30

FINANCIAL STATEMENTS.................................................... 30

APPENDIX................................................................  1

                               GENERAL INFORMATION

         The Needham Funds, Inc. is an open-end management investment company organized as a corporation under the laws of the State of Maryland on October 12, 1995, which at present is comprised of one portfolio of securities, Needham Growth Fund (the "Fund"). The Board of Directors has authority to create additional portfolios, each of which may issue separate classes of shares. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") and is offered on a no-load basis.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of the Fund are discussed in the Prospectus. This portion of the Statement of Additional Information is designed to supplement that discussion.


         Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the Nasdaq System. The balance of the Fund's assets may be held in cash or invested in other securities, including preferred stock, common stock equivalents, options, futures and various corporate debt instruments.

         The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

         Lower-Rated Debt Securities

         The Fund may purchase lower-rated debt securities, sometimes referred to as "junk" or "high yield bonds" (those rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). See Appendix A for a description of these ratings.

         The lower ratings of certain securities held by the Fund reflect the greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both may impair the ability of the issuer to make payments of interest and principal. A number of factors, including ability of the issuer to make timely payments, could lessen liquidity and limit the Fund's ability to sell at prices approximating the values the Fund placed on such securities. In the absence of a liquid trading market for securities held by the Fund, it may be difficult to establish the fair market value of these securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

         Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

         Issuers of lower-rated securities are often highly leveraged and, consequently, their ability to service their debt during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may be unable to repay debt at maturity by refinancing. The risk of loss due to default is significantly greater because such securities frequently are unsecured and subordinated to senior indebtedness. Certain of the lower-rated securities in which the Fund invests are issued to raise funds in connection with the acquisition of a company. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

         In order to enforce its rights in the event of a default under such securities, the Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. A

Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

         Other Debt Securities

         Zero-coupon securities are debt securities which are usually issued at a deep discount and do not provide for payment of interest prior to maturity. Even though zero-coupon securities do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

         When other debt obligations are stripped of their unmatured interest coupons by the holder, the stripped coupons are sometimes sold separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Purchasers of stripped principal obligations acquire, in effect, discount obligations that are economically identical to zero-coupon bonds.

         Investing in Convertible Securities

         The Fund may invest in convertible securities: that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

         Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Investing in Foreign Securities

         Certain of the Fund's investments may be of securities in issuers located in countries having repatriation restrictions. Investment in securities subject to repatriation restrictions of more than seven days will be considered illiquid securities and will be subject to the Fund's overall 15% limitation on investment in illiquid securities.

         Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Further, a Fund investing in foreign securities may encounter greater difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

         Because foreign securities typically will be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes will also affect the Fund's income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and the Fund therefore may engage in certain foreign currency hedging strategies. Such hedging strategies may include the purchase and sale of foreign currencies on a spot or forward basis, or the purchase and sale of options or futures contracts with respect to foreign currencies. Such strategies involve certain investment risks and transaction costs to which the Fund might not otherwise be subject. These risks include dependence on the Adviser's ability to predict movements in exchange rates, as well as the difficulty of predicting, and the imperfect movements between, exchange rates and currency hedges.

         Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial state of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors. There are substantial risks involved in investing in securities issued by developing country companies which are in addition to the usual risks inherent in foreign investments. Some countries in which the Fund may invest may have fixed or managed currencies. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

         With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument and foreign entities may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of the U.S. There is generally less government supervision and regulation for exchanges, financial institutions and issuers in foreign countries than there is in the U.S. Moreover, certain foreign investments may be subject to foreign withholding taxes. Foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could also result either in losses to the Fund due to subsequent declines in value of the Fund security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         Foreign Currency Transactions

         Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund may use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. dollar price of a security bought or sold and as part of its overall hedging strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or by entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "-- Forward Foreign Currency Exchange Contracts" and "-- Futures and Options Transactions."

         It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Forward Foreign Currency Exchange Contracts

         The Fund may enter into forward contracts as a hedge against future fluctuations in foreign exchange rates. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a fixed amount of U.S. dollars or foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at the price set at the time of the contract. Unlike foreign currency futures contracts, which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         The Fund may enter into forward contracts under various circumstances. For example, the Fund may enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the price of the security in U.S. dollars or some other foreign currency which the Fund is holding. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars or other currency for the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against any adverse movements in exchange rates between the time the security is purchased or sold and the date on which payment is made or received. The Fund may also purchase a forward contract to hedge against an anticipated rise in a currency versus the U.S. dollar or other currency, pending investment in a security denominated in that currency.

         The Fund may enter into a forward contract to sell or purchase, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged or purchased are denominated approximating the value of some or all of the portfolio securities to be hedged or purchased. This method of hedging, called cross-hedging, will be used when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem. The Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written.

         In certain of the above circumstances the Fund may have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

         The Fund's Custodian will place cash or liquid equity or debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At maturity of a forward currency contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trade obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

         Futures and Options Transactions

         The use of financial futures contracts and options on such futures contracts may reduce the Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest.

         The use of financial futures contracts and options on such futures contracts as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities which are being hedged. Third, the effective use of options and futures contracts also depends on the Fund's ability to terminate options and futures positions as desired. There can be no assurance there will be a sufficiently liquid market for the Fund to effect closing transactions at any particular time or at an acceptable price. If the Fund cannot close a futures position, or if limitations imposed by an exchange or board of trade on which futures contracts are traded prevent the Fund from closing out a contract, the Fund may incur a loss or may be forced to make or take delivery of the underlying securities or currencies at a disadvantageous time.

         In addition, the purchase or sale of futures contracts or sale of options on futures contracts involve the risk that the Fund could lose more than the original margin deposit required to initiate the transaction. The purchase of options on futures contracts involves less potential risk than the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the options plus transaction costs. Although the maximum amount at risk when the Fund purchases an option on a security, currency, index or futures contract is the premium paid for the option plus transaction costs, there may be circumstances when the purchase of an option would result in a loss to the Fund, whereas the purchase of the underlying security, currency or futures contract would not, such as when there is no movement in the level of the underlying security, currency or futures contract. The value of an options or futures position relating to a non-U.S. currency may vary with changes in the value of either the currency involved or the U.S. dollar or both and has no relationship to the investment merits of individual non-U.S. securities held in a hedged investment portfolio.

         The Fund may write covered call options on its underlying portfolio securities, whether equity or debt, on stock or bond indexes and on currencies in which the Fund invests. Covered call writing may be used for hedging purposes and for closing long call positions and for achieving incremental income. A call option will be considered covered if the Fund (a) owns the security or currency underlying the written option, (b) holds a call option on the underlying security, currency or index with a similar exercise price or (c) maintains sufficient cash, cash equivalents or liquid high grade securities sufficient to cover the exercise price of the option.

         The Fund may also write covered put options. This technique will be used when the Fund seeks to purchase a security, or group of securities in the case of an index option, at a price equal to or less than the prevailing market price at the time of the put sale. The Fund may also sell covered puts for achieving incremental income. A put will be considered covered if a Fund (a) maintains cash, cash equivalents or liquid, high grade debt obligations sufficient to cover the exercise price of the option, (b) holds a put option on the underlying security with an exercise price equal to or greater than the exercise price of the written put or (c) where the exercise price of the purchased put is lower than that of the written put, the Fund maintains sufficient cash, cash equivalents or liquid high grade debt obligations equal to the difference. Puts may also be written in order to close long put positions. In calculating the 5% limitation on options, futures and forward transactions, other than for hedging purposes, the Fund shall include the premiums paid on options and options on futures (excluding in-the-money amounts on such options) and the initial margin deposits on the Fund's futures positions.

         In order to fix the cost of future purchases, the Fund may purchase calls on equity and debt securities that the Adviser intends to include in the Fund's portfolio. Calls may also be used to participate in an anticipated price increase of a security without taking on the full risk associated with actually purchasing the underlying security. The Fund may purchase puts to hedge against a decline in the market value of portfolio securities.

         Repurchase Agreements and Reverse Repurchase Agreements

         The Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of the Fund's net assets would then be invested in such repurchase agreements and other illiquid securities.

         The Fund may enter into reverse repurchase agreements in which the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the Fund will be able to keep the interest income associated with those portfolio securities while the securities reside with the other party to the agreement. Such transactions are advantageous if the interest cost to the fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash raised through the transaction.

         Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the other party under reverse repurchase agreement becomes bankrupt or insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         Securities Lending

         The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed such percentage of the total assets of the Fund as the Directors may establish, but not to exceed 20%, including repurchase agreements. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

         Before the Fund enters into a loan, the Adviser considers the relevant facts including the creditworthiness of the borrower. The risks in lending portfolio securities consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Indexed Securities

         The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities largely depends on the performance of the security, currency, commodity or other instrument to which they are indexed, as well as general economic factors in the U.S. or abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instrument itself.

         Short Sales


         The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make such a sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). The Fund also may use such technique when it wants to sell the security at an attractive current price but also wishes to defer recognition of gain or loss for U.S. Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). In either case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. See also "Taxes" below for a discussion of the constructive sale rules.


         Additional Risks Associated with Hedging Instruments

         The Fund's ability to hedge effectively all or a portion of its securities depends upon the ability of the Adviser to predict correctly the degree to which price movements of securities held in the Fund's portfolio correlate to the price movements of the relevant hedging instruments. In addition, the effectiveness of any hedging strategy using index options, index futures, interest rate options or interest rate futures depends upon the correlation between the components of the underlying index and the securities held by the Fund.

                             INVESTMENT RESTRICTIONS

         As matters of fundamental policy, the Fund may not:

         1. Make investments for the purpose of exercising control or management;

         2. Purchase or sell real estate or real estate mortgage loans (provided that such restriction shall not apply to securities secured by real estate or an interest therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Fund may deal in forward foreign exchange between currencies and the Fund may purchase and sell interest rate and currency options, futures contracts and related options and indexed notes and commercial paper), or interests or leases in oil, gas or other mineral exploration or development programs (provided that such restriction shall not apply to securities issued by companies which invest in oil, gas or other mineral exploration or development programs);

         3. Except as described in the Prospectus, purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin);

         4. Borrow amounts and pledge assets in connection therewith in excess of 25% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure, including to meet redemptions or to settle securities transactions and provided further that no additional investments shall be made while borrowings exceed 5% of total assets;

         5. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, short sales, or entering into permissible reverse repurchase agreements, and options and futures transactions;

         6. Underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

         7. Make loans of its securities exceeding 20% of its total assets; and

         8. Invest 25% or more of its net assets in one or more issuers conducting their principal business in the same industry.

         The foregoing restrictions are fundamental policies which may only be changed by vote of a majority of the Fund's outstanding shares. The term "majority of the Fund's outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

         As matters of non-fundamental policy, the Fund may not:

         1. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or if immediately thereafter not more than (i) 3% of the total outstanding voting stock of any one such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or
(iii) 10% of the Fund's total assets, taken at market value, would be invested in such companies' securities. Any purchase by the Fund of securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, shall be made in the open market where no commission results other than customary brokerage commissions;

         2. With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities;

         3. With respect to 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of any issuer;

         4. Invest in oil, gas or mineral exploration or development programs or leases;

         5. Purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships not traded on a national securities exchange, except that the Fund may purchase or sell securities issued by entities engaged in the real estate industry or instruments backed by real estate; and

         6. Invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Fund's net assets, provided that any warrants in which the Fund is short "against the box" will be netted for purposes of this 5% limitation.

         These restrictions are not fundamental policies and may be changed by the Board of Directors without a shareholder vote, to the extent permitted by applicable law including rules of the Commission. Except as otherwise may be specifically stated herein, the Fund's other investment policies stated in this Statement of Additional Information and in the Prospectus are not considered fundamental and may be changed by the Board of Directors at any time without a shareholder vote if and to the extent any such changes are consistent with the requirements of the 1940 Act.

         If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions. The Fund shall, however, reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

                          INVESTMENT ADVISORY SERVICES

         The investment adviser of the Fund is Needham Investment Management L.L.C. (the "Adviser"), a Delaware limited liability company, pursuant to an Investment Advisory Agreement with the Fund dated as of January 1, 1996 (the "Advisory Agreement"). The Adviser furnishes an investment program for the Fund and determines, subject to the overall supervision and review of the Board of Directors, what investments should be purchased, sold and held.

         Under the terms of the Advisory Agreement, and at the direction of the Board of directors, the Adviser maintains records and furnishes or causes to be furnished all required reports or other information concerning the Fund to the extent such records, reports and other information are not maintained by the Administrator, Shareholder Servicing Agent, Custodian or other agents.

         The Adviser provides the Fund with office space, facilities and certain business equipment and provides the services of consultants, executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates all executive and clerical personnel and Directors of the Fund if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

         The expenses borne by the Fund include: the charges and expenses of the shareholder servicing and dividend disbursing agent; custodian fees and expenses; legal, auditors' fees and expenses; brokerage commissions for portfolio transactions; taxes, if any; the advisory fee; extraordinary expenses (as determined by the Directors of the Fund); expenses of shareholder and Director meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders; expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders; expenses of registering and qualifying shares for sale (including compensation of the Adviser's employees in relation to the time spent on such matters); expenses relating to the Plan of Distribution (Rule 12b-1 Plan); fees of Directors who are not "interested persons" of the Adviser; membership dues of the Investment Company Institute; fidelity bond and errors and omissions insurance premiums; the cost of maintaining the books and records of the Fund; and any other charges and fees not specifically enumerated as an obligation of the Distributor (as hereinafter defined) or Adviser.


         The Advisory Agreement provides that the fee payable to the Adviser will be reduced to the extent expenses of the Fund exceed certain limits as specified in the Prospectus and those expenses are in excess of certain expense limitations if and as required by state regulation, and further that the Adviser will make any other necessary arrangements to limit expenses in accordance with applicable expense limitations unless the Fund has obtained an appropriate waiver of such expense limitations or expense items from a particular state authority. Under the Advisory Agreement, the maximum annual expenses which the Fund may be required to bear, inclusive of the advisory fee but exclusive of interest, taxes, brokerage fees, Rule 12b-1 Plan distribution payments and extraordinary items, may not exceed the lowest expense limitation imposed by any state in which the Fund is registered or the specified Prospectus expense limit, whichever is lower. The amount of the advisory fee to be paid to the Adviser each month will be reduced by the amount, if any, by which the annualized expenses of the Fund for that month exceed the foregoing limitations. For the fiscal year ended December 31, 1997, the Fund accrued advisory fees of $290,440 and has reimbursed or waived other expenses in the amount of $182,591. For the 1998 fiscal year, if the aggregate annual expenses of the Fund exceed the amount permissible under the foregoing limitations, then the Adviser has agreed after the end of the 1998 fiscal year to promptly return such advisory fees previously received during such fiscal year equal to the total amount by which expenses exceed the amount of the limitations, and, if necessary, make any other arrangements necessary to maintain the Fund's expenses within such limitations. If aggregate annual expenses are within the limitations during fiscal 1998, however, any excess amount previously withheld will be paid by the Adviser.


         The Advisory Agreement has been approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, and by the initial shareholder on December 21, 1995. The Advisory Agreement provides that it shall have an initial two year term and shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act or (ii) by a vote of a majority of the Directors of the Fund including a vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory

Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the Act.

         John C. Michaelson is President of the Adviser as well as President of the Fund; Peter J.R. Trapp is Executive Vice President of the Adviser as well as Executive Vice President of the Fund.


                 THE DISTRIBUTOR AND DISTRIBUTION OF THE SHARES

         Shares of the Fund are offered on a continuous basis and are currently distributed through Needham & Company, Inc., 445 Park Avenue, New York, New York 10022 (the "Distributor"). The Board of Directors of the Fund has approved a Distribution and Services Agreement (the "Distribution Agreement") appointing the Distributor as a distributor of shares of the Fund.

         The Distribution Agreement provides that the Distributor will bear the cost and expense of printing and distributing any materials not prepared by the Fund and other materials used by the Distributor in connection with its offering shares of the Fund. The Fund will pay all fees and expenses in connection with registering and qualifying its shares under federal and state securities laws.


         To compensate the Distributor for the services which it provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Fees paid by the Fund under the Plan will be used for promotional and distribution expenses incurred only during the applicable year. Pursuant to the Plan, the Distributor provides the Fund at least quarterly with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Board of Directors reviews such reports on a quarterly basis. For the year ended December 31, 1997, the Fund accrued distribution expenses of $58,219. The entire amount for the period was spent on the printing and mailing of prospectuses to other than current shareholders and fees to other broker-dealers and qualified financial institutions for distribution services expenses incurred.



         The Plan has most recently been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, on October 16, 1997. The Plan continues in effect as to the Fund, provided such continuance is approved annually by a vote of the Directors in accordance with the Act. Information with respect to distribution revenues and expenses will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Plan. In the review of the Plan, the Directors will be asked to take into consideration expenses incurred in connection with the distribution of shares.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 30 days' written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Plan is in effect, the election and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not "interested persons." The Directors have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place.


                    TRANSFER AGENCY, ADMINISTRATION SERVICES
                               AND FUND ACCOUNTING


         PFPC Inc. has been retained by the Fund to perform shareholder servicing, registrar and transfer agent functions for the Fund pursuant to an agreement with the Fund. PFPC Inc. has also been retained pursuant to a separate agreement to perform certain Fund and shareholder accounting and administrative functions. For the fiscal year ended December 31, 1997, the Fund accrued $117,250 in transfer agency, administration and accounting fees.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the U.S., these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the U.S. In the case of securities traded on the over-the-counter markets, there are generally no stated commissions, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. The Fund may invest in obligations which are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

         In purchasing and selling the Fund's portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

         The Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Fund. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates. For each of the years ended December 31, 1996 and 1997, under 1% of the Fund's total brokerage commissions were paid to brokers under arrangements covering research services of the type contemplated by Section 28(e).


         The Board of Directors periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

         Investment decisions for the Fund are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. For the fiscal year ended December 31, 1997, the Fund paid brokerage commissions of $315,668. None of that amount was paid to the Distributor. For the fiscal year ended December 31, 1996, the Fund paid brokerage commissions of $84,226, none of which was paid to the Distributor.



         While it is the policy of the Fund generally not to engage in trading for short-term gains, the Fund will effect portfolio transactions without regard to the holding period (subject to compliance with certain tax requirements for qualification as a regulated investment company) if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The Fund anticipates that in 1998 its annual portfolio turnover rate may be between 200% and 300%. For the fiscal years ended December 31, 1996 and 1997, the Fund's portfolio turnover rates were 569% and 724%, respectively. While the Adviser believes it to be not unusual that a fund may have a very high portfolio turnover rate early in its life, the Adviser expects the Fund's turnover rate in 1998 and thereafter to be significantly lower than it was in 1996 and 1997. The Fund may pay a greater amount in brokerage commissions than similar size funds with a lower turnover rate. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level and carried forward for up to eight years to the extent there are no gains to offset for a particular year. See "Taxes" both in the Prospectus and in this Statement of Additional Information. The portfolio turnover rate of the Fund may vary significantly from year to year.

                             DIRECTORS AND OFFICERS

         The Directors and officers of the Fund, their addresses, ages,

positions with the Fund and principal occupations during the past five years are set forth below.



                                                           Position with Registrant and
Name and Address                                 Age       Occupation(s) During Past 5 Years
----------------                                 ---       ---------------------------------
GEORGE A. NEEDHAM*                               55        Chairman and Director of the Fund;
445 Park Avenue                                            Chairman of the Board and Chief
New York, NY 10022                                         Executive Officer of Needham &
                                                           Company, Inc.

JOHN C. MICHAELSON*                              41        President and Director of the Fund and
445 Park Avenue                                            President of the Adviser since January
New York, NY 10022                                         1997; Managing Director of Needham &
                                                           Company, Inc.

ROGER W. JOHNSON                                 63        Director of the Fund; Administrator of
600 Anton Blvd. Suite 1260                                 the U.S. General Services Administration
Costa Mesa, CA  92626                                      from 1993 to June 1996; President, Chief
                                                           Executive Officer and Chairman of the
                                                           Board of Western Digital Corporation
                                                           from 1984 to 1993; Director of Group
                                                           Technologies Inc. and J.T.S. Corp.

JAMES POITRAS                                    55        Director of the Fund; Chairman,
21 Gulfshore Boulevard                                     President and Chief Executive Officer of
North                                                      Integrated Silicon Systems (a computer
Naples, FL  33940                                          software company) since 1985.

F. RANDALL SMITH                                 59        Director of the Fund; Co-Founder and
174 East 75th Street                                       Managing Partner of Train, Smith
New York, NY 10021                                         Counsel (a registered investment adviser)
                                                           since 1975.

PETER J.R. TRAPP*                                52        Executive Vice President of the Adviser
445 Park Avenue                                            and the Fund since January 1998;
New York, NY  10022                                        Managing Director of Needham &
                                                           Company, Inc.; Senior Vice President of
                                                           Gerard Klauer Mattison from January
                                                           1990 through August 1994.


--------
* An "interested person" as defined in the 1940 Act.

ROGER C. COTTA*                                  59        Treasurer of the Fund; Managing Director
445 Park Avenue                                            of Needham & Company, Inc. since 1992.
New York, NY  10022

ELIZABETH DICKERSON*                             40        Secretary of the Fund; Compliance Officer
445 Park Avenue                                            of Needham & Company, Inc. since April
New York, NY  10022                                        1997; Compliance Manager, Assistant Vice
                                                           President at Warburg Pincus Counsellors,
                                                           Inc. from September 1994 to April 1997;
                                                           Assistant Vice President, Compliance
                                                           Department at Kidder Peabody Asset
                                                           Management from September 1993 to
                                                           September 1994; Senior Compliance
                                                           Analyst at Morgan Stanley & Co., Inc.
                                                           from June 1991 to September 1993.



         The fees for non-interested directors, $5,500 per year and $500 for each meeting attended in person or by telephone, are paid by the Fund. The Board of Directors has established an audit committee, comprised of the Fund's non-interested directors, which will review the audits of the Fund and recommend firms to serve as independent auditors of the Fund. As of April 15, 1998, the directors and officers of the Fund as a group owned 109,567.699 shares of the Fund.



*  An "interested person" as defined in the 1940 Act.

         For the fiscal year ending December 31, 1997, the Directors earned from the Fund the following compensation:


                               COMPENSATION TABLE
                  (for the fiscal year ended December 31, 1997)



                             Aggregate              Pension or                    Estimated            Total
                             Compensation           Retirement Benefits           Annual               Compensation
                             from                   Accrued as Part of            Benefits upon        from Registrant &
Name of Director             Registrant             Fund Expenses                 Retirement           Fund Complex
George A. Needham            $0                     $0                            $0                   $0

John C. Michaelson           0                      0                             0                    0

George Gould(1)              $8,000                 0                             0                    $8,000

Roger W. Johnson             $8,000                 0                             0                    $8,000

James Poitras                $8,000                 0                             0                    $8,000

F. Randall Smith             $8,000                 0                             0                    $8,000



(1) Since resigned.

         Directors and employees of the Fund and the Adviser are permitted to engage in personal securities transactions subject to the restrictions and procedures contained in the Fund's Code of Ethics, which was approved by the Boards of Directors of the Fund and the Adviser.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (the "Exchange") is open for business at the close of the Exchange and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received before the close of trading on the Exchange on that day. Shares of the Fund are sold at the public offering price which is determined once each day the Fund is open for business and is the net asset value per share.

         Portfolio securities positions for which market quotations are readily available are stated at the last sale price reported by the principal exchange for each such security as of the exchange's close of business. Securities for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. Foreign market closing prices are translated into U.S. dollar values at the mean of the bid and asked prices for the particular foreign currency as quoted on the valuation date. The value of a financial futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to the financial futures contract. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market.

         Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; short-term investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency, translated to U.S. dollars at the current day's exchange rate. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors. The assets of the Fund may also be valued on the basis of valuations provided by a pricing service approved by the Board of Directors.

         Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by the Directors.

                         TAX-SHELTERED RETIREMENT PLANS

         The Fund offers certain tax-sheltered retirement plans through which shares may be purchased, including IRAs (and "rollovers" from existing retirement plans) for individuals and their spouses and SEP-IRAs. Shares of the Fund may also be purchased by Qualified Retirement Plans such as profit-sharing and money purchase plans, 401(k) Plans and other Defined Contribution Plans, and by Defined Benefit Plans. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisers or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Fund is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Fund.

                                      TAXES

Taxation of the Fund -- In General

         The Fund is a separate entity for federal income tax purposes and the Fund has qualified and elected to be treated for each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to continue to so qualify and elect to be treated as a regulated investment company so long as to do so is in the best interests of its shareholders. To so qualify, the Fund, among other things, must
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b)(i) have at least 50% of the market value of the Fund's assets represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not have more than 25% of the value of its assets invested in the securities of any one issuer (other than government securities).


         In addition, the Fund must satisfy the distribution requirements of the Code, including the requirement that it distribute at least 90% of its "investment company taxable income" annually. By qualifying (and electing to be treated) as a regulated investment company, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gain that it distributes to shareholders. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividend income to the extent of that Fund's current or accumulated earnings or profits.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (i) at least 98% of its ordinary income realized during such calendar year, (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and
(iii) any income or gain from the prior year that was neither distributed to shareholders nor taxed to the Fund for such year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.


         As long as the Fund qualifies as a regulated investment company for U.S. federal income tax purposes and distributes all of its investment company taxable income and net capital gain, it will not be subject to any corporate income or excise taxes in the State of Maryland.

Taxation of the Fund's Investments


         Ordinarily, gains and losses realized from portfolio transactions are treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of market discount bonds is treated as ordinary income under Section 1276 of the Code. Generally, a market discount bond is defined as any bond bought by the Fund after its original issuance, at a price below its principal amount. Finally, all or a portion of the gain realized from engaging in "conversion transactions" is treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in applicable Treasury regulations.


         Under Section 1256 of the Code, any gain or loss the Fund realizes from certain futures or forward contracts and options transactions is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Absent an election to the contrary, gain or loss arises upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year are treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.


         Offsetting positions held by the Fund involving certain financial forward, futures or options contracts (including certain foreign currency forward contracts or options) may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988. If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" generally would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256. However, the Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains.


         Under the Taxpayer Relief Act of 1997 (the "1997 Act"), if the Fund makes a "constructive sale" of an "appreciated financial position," the Fund will recognize gain as if the position were sold at fair market value on the date of such constructive sale. Constructive sales include short sales of substantially identical property, offsetting notional principal contracts with respect to substantially identical property and futures and forward contracts to deliver substantially identical property. However, transactions that otherwise would be treated as constructive sales are disregarded if closed within 30 days after the close of the taxable year and the Fund holds the position and does not hedge such position for 60 days thereafter. In addition, to the extent provided in regulations (which have not yet been promulgated), a constructive sale also occurs if a taxpayer enters into one or more other transactions (or acquires one or more positions) that have "substantially the same effect" as the transactions described above. Appreciated financial positions include positions with respect to stock, debt, instruments or partnership interests if gain would be recognized on a disposition at fair market value. If the constructive sale rules apply, adjustments are made to the basis and holding period of the affected financial position. If the constructive sale provisions apply, the Fund would recognize gain but would not have cash available to make distributions. Accordingly, the gain realized under the constructive sale provisions would impact on the amount of distributions required by the Fund so as to avoid the imposition of the 4% excise tax.


         If the Fund invests in any non-U.S. corporation that either satisfies
(i) the "passive income test" (e.g., receives at least 75% of its annual gross income from passive sources, such as interest, dividend, rental, royalty or capital gain income) or (ii) the "passive asset test" (e.g., at least 50% of its assets on average consist of assets which produce or are held for the production of passive income) ("passive foreign investment company" or "PFIC") and that does not distribute its income on a regular basis, the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such company or gain from the sale of stock in such company, even if all income or gain actually received by the Fund is timely distributed to its shareholders. In addition, any gain on sale of PFIC stock would be treated as ordinary income. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. If the Fund were to invest in the stock of a passive foreign investment company and elect to treat such company as a "qualified electing fund" under the Code (and the company agreed to adhere to certain information reporting requirements), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above even if the

Fund received no money to distribute. To satisfy those distribution requirements, the Fund would have to use cash from other sources, including proceeds from the disposition of its assets. As an alternative to a qualified electing fund election, the Fund generally could elect to mark-to-market shares of a publicly traded PFIC and thereby avoid the application of the excess distribution rules. However, the gain realized under such approach would impact upon the amount of distributions required by the Fund so as to avoid the imposition of the 4% excise tax (because no cash would be available from such mark-to-market transaction with which to make any such distribution). Accordingly, the Fund will limit its investments in such passive foreign investment companies and will undertake appropriate actions to limit its tax liability, if any, with respect to such investments.

Taxation of the Shareholders

         Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. The Fund may also make distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss). The 1997 Act made substantial changes to the maximum effective tax rates and holding periods applicable to capital gains realized by noncorporate taxpayers. In general, for transactions taken into account during taxable years ending on or after May 7, 1997, a noncorporate shareholder's net capital gains will be taxed either at a maximum rate of 20% for property held more than 18 months or 28% with respect to property held for more than one year but not more than 18 months. To the extent the Fund has net capital gain for a taxable year, the Fund may designate different classes of net capital gain (e.g., 20% rate gain distribution or 28% rate gain distribution). The Fund will provide information relating to the portions of any net capital gain distribution that may be treated by noncorporate shareholders as eligible for the maximum 20% rate and the maximum 28% rate. Such treatment would apply regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase is treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

         Distributions of net investment income and capital gain net income are taxable as described above whether received in cash or reinvested in additional shares. A shareholder's tax basis in each share received from the Fund is equal to the fair market value of such share on the payment date.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's tax basis, such distribution nevertheless is taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution.

Those investors purchasing shares just prior to a distribution receive a return of investment upon such distribution which is nevertheless taxable to them.

         A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. Under the 1997 Act, in the case of a noncorporate shareholder, if such shares were held for more than 18 months at the time of disposition such gain will be long-term capital gain and will be taxed at a maximum effective rate of 20%; if such shares were held for more than one year but not more than 18 months at the time of disposition, such gain will be taxed at a maximum effective rate of 28%; and if such shares were held for one year or less at the time of disposition, such gain will be short-term capital gain and will be taxed at a maximum effective rate of 39.6%. Capital gains of corporate shareholders will be long-term or short-term depending upon whether the shareholder's holding period exceeds one year, and are not subject to varying effective tax rates. In addition, any loss realized upon a taxable disposition of shares within six months from the date of their purchase is treated as a long-term capital loss to the extent of long-term capital gain distributions received from the Fund during such six-month period. Finally, all or a portion of any loss realized upon a taxable disposition of Fund shares may be disallowed if other shares of the same Fund are purchased (including a purchase by automatic reinvestment) within 30 days before or after such disposition. In such a case, the tax basis of the shares acquired is adjusted to reflect the disallowed loss.


         Dividends from domestic corporations may comprise some portion of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions received by corporations from the Fund may be eligible for the 70% deduction for dividends received. Taxable corporate shareholders will be informed of the portion of dividends which so qualify. Receipt of qualifying dividends may result in the reduction of a corporate shareholder's tax basis in its shares by the untaxed portion of such dividends if they are treated as "extraordinary dividends" under
Section 1059 of the Code. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than 46 days (91 days for preferred stock) during the 90-day (180 days for preferred stock) period beginning on the date which is 45 days (90 days for preferred stock) before the ex-dividend date (for this purpose, holding periods are reduced for periods where the risk of loss with respect to shares is diminished). The same restrictions apply to the Fund with respect to its ownership of the dividend-paying stock. In addition, the deducted amount is included in the calculation of the federal alternative minimum tax, if any, applicable to such corporate shareholders. In contrast, distributions of net capital gains are not eligible for the dividends-received deduction for corporate shareholders.


         Income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Fund's assets at the close of a taxable year consists of securities of foreign corporations, the Fund may make an election that will permit shareholders to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Fund, subject to limitations contained in the Code. Investors would then include in gross income both dividends paid to the shareholders and the foreign taxes paid by the Fund on its foreign investments. The Fund cannot assure investors that they will be eligible for the foreign tax credit. The Fund will advise the shareholders annually of their share of any creditable foreign taxes paid by the Fund.

         Taxation of a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (a "Foreign Shareholder"), as defined in the Code, depends, in part, on whether the Foreign Shareholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the Foreign Shareholder is a nonresident alien and the income from the Fund is not effectively connected with a U.S. trade or business carried on by the Foreign Shareholder, Fund distributions other than net capital gains distributions and distributions not out of earnings and profits are subject to a 30% (or lower treaty rate) U.S. withholding tax. Furthermore, such Foreign Shareholders are subject to an increased U.S. tax on their income if the Fund elects (as described above) to "pass through" amounts of foreign taxes paid by the Fund due to the fact that such Foreign Shareholders are not able to claim a credit or deduction with respect to the foreign taxes treated as having been paid by them. Net capital gain distributions to, and capital gains realized by, such a Foreign Shareholder upon the sale of shares or receipt of distributions which are in excess of its tax basis and not made from earnings and profits are not subject to U.S. tax unless the Foreign Shareholder is an individual and is present in the U.S. for 183 days or more during the taxable year in which the gain was realized, and certain other conditions are satisfied. Foreign Shareholders may also be subject to 31% backup withholding unless appropriate certification is provided.

         If a shareholder is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the shareholder, then Fund distributions and any gains realized with respect to the shares are subject to U.S. federal income tax at the rates applicable to U.S. citizens or residents or domestic corporations, as appropriate.

         The value of shares held by an individual Foreign Shareholder, even though he is a nonresident at his death, is includible in his gross estate for U.S. federal estate tax purposes.

         The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described above. Such shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign

Shareholders are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a U.S. trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty, and (c) any other tax consequences to them of an investment in the Fund.

         The foregoing discussion is a general summary of certain of the material U.S. federal income tax consequences of owning and disposing of shares in the Fund. This summary is based on the provisions of the Code, final, temporary and proposed U.S. Treasury Regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect. Moreover, shareholders should note that the recently enacted 1997 Act contains provisions which are subject to varying interpretations, the full impact and significance of which will remain unclear until they have been definitively interpreted by the Internal Revenue Service and the courts.

         The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the

Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences to them of investment in the Fund. Foreign shareholders should also consult their tax advisers with respect to the applicability of a 30% withholding tax (which may be reduced or eliminated under certain income tax treaties) upon Fund distributions of ordinary income.


         This summary does not deal with all aspects of U.S. federal income taxation that may be relevant to particular shareholders in light of their particular circumstances. Accordingly, shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PERFORMANCE INFORMATION

         The Fund may advertise its performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                  P(1+T)n = ERV

Where:   P      =    a hypothetical initial payment of $1,000
         T      =    average annual total return
         n      =    number of years
         ERV    =    ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the 1, 5 or 10 year periods at the end of the year or period.

         The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

         The Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                               100 [(B-A)/A] = ATR

Where:   A      =    initial investment
         B      =    value at end of specified period
         ATR    =    aggregate total return.

         The calculation assumes all distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

                             ADDITIONAL INFORMATION

Custodian

         PNC Bank, National Association is the custodian of the Fund's portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Fund, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by, its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

Independent Auditors

         Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's independent auditors.

                              FINANCIAL STATEMENTS


         The Fund's financial statements for the years ended December 31, 1997 and December 31, 1996, including the independent auditors report, are attached hereto.

                                    APPENDIX

Corporate Bond Ratings

         Moody's Investors Service, Inc. Corporate Bond Ratings:

         Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Standard & Poor's Corporate Bond Ratings:

         AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB rating.

         CCC -- Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC -- Bonds rated CC are typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC bond rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC bond rating.

         The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         S&P modifies ratings AA to CCC by the addition of a plus or minus to show relative standing within the major rating categories.

         Fitch Corporate Bond Ratings

         AAA -- Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

         AA -- Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities and more subject to possible change over the term of the issue.

         A -- Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

         BBB -- Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds and notes with higher ratings.

         BB -- Bonds and notes rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B -- Bonds and notes rated B are considered highly speculative. While bonds and notes in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC -- Bonds and notes rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC -- Bonds and notes rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C -- Bonds and notes rated C are in imminent default in payment of interest or principal.

         DDD, DD and D -- Bonds and notes rated DDD, DD and D are in default on interest and/or principal payments. Such bonds and notes are extremely speculative and should be valued on the basis of their ultimately recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds and notes, and "D" represents the lowest potential for recovery.

         Note: Fitch ratings (other than the AAA, DDD, DD or D categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

Commercial Paper Ratings

         Standard & Poor's Commercial Paper Ratings:

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

         Moody's Investors Service, Inc. Commercial Paper Ratings:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.

Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Fitch-1, Fitch-2, Duff 1 and Duff 2 Commercial Paper Ratings:

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment; excellent liquidity factors supported by strong fundamental protection factors; and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors and good access to capital markets.

Preferred Stock Ratings

         Moody's Investors Service, Inc. Preferred Stock Ratings:

         aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

         aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a -- An issue which is rated a is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa -- An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating classification does not purport to indicate the future status of payment.

         ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

         c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Standard & Poor's Preferred Stock Ratings:

         AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

         BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

         BB, B, CCC -- Preferred stocks rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Needham Growth Fund

Statement of Net Assets

December 31, 1997


                                                                                  Shares                          Value
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (73.0%)
-------------------------------------------------------------------------------------------------------------------------
APPAREL MANUFACTURERS - (4.1%)
Nautica Enterprises, Inc.*+                                                        10,000                      $  232,500
The North Face, Inc.*                                                               5,000                         110,000
Polo Ralph Lauren Corp.*                                                            5,000                         121,563
Stride Rite Corp.                                                                   5,000                          60,000
Tommy Hilfiger Corp.*                                                               5,000                         175,625
Vans, Inc.*                                                                         5,000                          75,625
Wolverine World Wide, Inc.                                                          5,000                         113,125
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  888,438
-------------------------------------------------------------------------------------------------------------------------
BEVERAGES - (0.8%)
Coca-Cola Enterprises, Inc.                                                         5,000                         177,813
-------------------------------------------------------------------------------------------------------------------------
BROADCASTING/MEDIA - (4.9%)
CBS Corp.+                                                                          5,000                         147,188
Comcast Corp., Class A+                                                            13,000                         410,313
Hart-Hanks Communications, Inc.                                                     5,000                         185,625
Sinclair Broadcast Group, Inc.*                                                     2,500                         116,563
Viacom, Inc., Class B*                                                              5,000                         207,188
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,066,877
-------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - (1.1%)

Cendant Corp.*                                                                      5,007                         172,116
Corestaff, Inc.*                                                                    2,300                          60,950
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  233,066
-------------------------------------------------------------------------------------------------------------------------
COMPUTERS & RELATED - (8.1%)
Dell Computer Corp.*+                                                              10,000                         840,000
Industri-Matematik International Corp.*                                             4,000                         118,000
SCI Systems, Inc.*                                                                  5,000                         217,813
Sun Microsystems, Inc.*+                                                            5,000                         199,375
Tier Technologies, Inc.*                                                            5,000                          53,750
Trimble Navigation, Ltd.*                                                           5,000                         109,063
Unisys Corp.*                                                                      10,000                         138,750
Western Digital Corp.*+                                                             5,000                          80,313
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,757,064
-------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - (4.5%)
Electronic Arts, Inc.*                                                              3,000                         113,438
Real Networks, Inc.*                                                                  500                           6,938
Rogue Wave Software*                                                                5,000                          55,313
Symantec Corp.*                                                                    12,000                         263,250
Transactions Systems Architects, Inc.*                                              2,500                          95,000
Unova, Inc.*+                                                                       5,000                          82,188
Western Atlas, Inc.*+                                                               5,000                         370,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  986,127
-------------------------------------------------------------------------------------------------------------------------
CONTRACTOR MANUFACTURING - (6.7%)
DII Group, Inc. *+                                                                 22,600                         615,850
Solectron Corp.*+                                                                  20,000                         831,250
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,447,100
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                             ANNUAL REPORT 1997


                                                                                  Shares                         Value
-------------------------------------------------------------------------------------------------------------------------
COSMETICS & TOILETRIES - (0.8%)
Helen of Troy, Ltd.*                                                               10,500                      $  169,313
-------------------------------------------------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION - (0.5%)

Coltec Industries, Inc.*                                                            5,000                         115,938
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (2.2%)
Capital One Financial Corp.                                                         5,000                         270,938
Schwab, Charles Corp.                                                               5,000                         209,688
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  480,626
-------------------------------------------------------------------------------------------------------------------------
FOODS - (1.3%)
Hershey Foods Corp.                                                                 2,500                         154,844
Michael Foods, Inc.                                                                 5,000                         121,875
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  276,719
-------------------------------------------------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (2.5%)
Access Health, Inc.+                                                                2,500                          73,438
Mariner Health Group, Inc.*                                                         5,000                          81,250
Phycor, Inc.*                                                                       7,000                         189,000
ProMedCo Management Co.*                                                           10,000                         101,250
Wellpoint Health Networks, Inc.*+                                                   2,500                         105,625
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  550,563
-------------------------------------------------------------------------------------------------------------------------
INSURANCE - (2.8%)
Ace, Ltd.+                                                                          5,000                         482,500
ESG Re, Ltd.*                                                                       5,000                         117,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  600,000
-------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - (0.7%)
Alliance Gaming Corp.*                                                              5,000                          24,375
Vail Resorts, Inc.*                                                                 5,000                         129,688
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  154,063
-------------------------------------------------------------------------------------------------------------------------
MEDICAL DEVICES - (1.4%)
Cambridge Heart, Inc.*                                                              5,000                          45,625
Endosonics Corp.*                                                                  10,200                         109,650
Hologic, Inc.*                                                                      5,000                         103,438
Young Innovations, Inc.*                                                            3,000                          54,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  312,713
-------------------------------------------------------------------------------------------------------------------------
NETWORKING & TELECOMMUNICATIONS - (5.7%)
3Com Corp.*+                                                                        3,000                         104,813
Ascend Communications, Inc.*+                                                       7,500                         183,750
Cisco Systems, Inc.*+                                                               3,750                         209,063
Galileo International, Inc.                                                         5,000                         138,125
Lucent Technologies, Inc.                                                           2,500                         199,688
MCI Communications Corp.                                                            2,500                         107,031
MMC Networks, Inc.*                                                                 3,500                          59,500
RMH Teleservices, Inc.*                                                             5,000                          31,875
Smallworldwide PLC*                                                                 2,000                          43,750
Tel-Save Holdings, Inc.*                                                            5,000                          99,375

Viasat, Inc.*                                                                       5,000                          68,125
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,245,095
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Growth Fund


                                                                                  Shares                          Value
-------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - (3.6%)
Biochem Pharmaceutical, Inc.*                                                       5,000                      $  104,375
Bristol-Meyers Squibb Co.                                                           2,500                         236,563
Magainin Pharmaceuticals, Inc.*                                                    10,000                          80,625
Pfizer, Inc.                                                                        2,500                         186,406
Pharmacia & Upjohn, Inc.                                                            5,000                         183,125
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  791,094
-------------------------------------------------------------------------------------------------------------------------
RETAILING - (11.3%)
Bed, Bath & Beyond, Inc.*                                                           5,000                         192,500
Books-A-Million, Inc.*                                                              5,000                          29,063
Borders Group, Inc.*                                                                5,000                         156,563
Central Garden & Pet Co.*                                                           5,000                         131,250
Chico's Fas, Inc.*                                                                  5,000                          33,750
Dayton-Hudson Corp.                                                                 2,500                         168,750
DM Management Co.*                                                                  5,000                          78,125
Gap, Inc.                                                                           7,500                         265,781
General Nutrition Companies, Inc.*                                                  5,000                         170,000
Gymboree Corp.*                                                                    10,000                         273,750
Intimate Brands, Inc.                                                               2,500                          60,156
Papa John's International, Inc.*                                                    5,000                         174,375
PCA International, Inc.                                                             4,000                          84,000
Pet Smart, Inc.*                                                                    6,700                          48,575
Petco Animal Supplies, Inc.*                                                        5,000                         120,000
TJX Companies, Inc.                                                                 5,000                         171,875
Wal-Mart Stores, Inc.                                                               5,000                         197,188
Williams-Sonoma, Inc.*                                                              2,500                         104,674
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,460,375
-------------------------------------------------------------------------------------------------------------------------
SEMI-CONDUCTOR PRODUCERS - (2.0%)
Intel Corp.+                                                                        2,500                         175,625
Rockwell International Corp.                                                        5,000                         261,250

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  436,875
-------------------------------------------------------------------------------------------------------------------------
SEMI-CONDUCTORS CAPITAL EQUIPMENT/ELECTRONICS - (6.7%)
Applied Materials, Inc.*                                                            1,600                          48,200
Cadence Design Systems, Inc.*                                                      10,000                         245,000
FSI International, Inc.*                                                           25,000                         293,750
KLA-Tencor Corp.*+                                                                  5,000                         193,125
Kronos, Inc.*                                                                       3,200                          98,600
LAM Research Corp.*+                                                                4,000                         117,000
LTX Corp.*                                                                         10,000                          44,375
Park Electrochemical Corp.                                                          2,600                          73,775
Sanmina Corp.*+                                                                     2,000                         135,500
Teradyne, Inc.*                                                                     6,500                         208,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,457,325
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 1997

                                                                                  Shares                         Value
-------------------------------------------------------------------------------------------------------------------------
TOYS - (0.7%)

Hasbro, Inc.                                                                      5,000                       $   157,500
-------------------------------------------------------------------------------------------------------------------------
TRUCKING - (0.6%)
Yellow Corp.*                                                                     5,000                           125,625
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $14,586,030)                                                                         15,890,309
-------------------------------------------------------------------------------------------------------------------------


                                                                                   Par
                                                                                  (000)
-------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - (27.1%)
TIME DEPOSITS
  PNC Bank N.A. (Time Deposits)
  5.25%, Due 01/02/98 (Cost $5,898,000)                                          $5,898                       5,898,000
-------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

Needham Growth Fund

Statement of Net Assets

December 31, 1997


                                                                                      Number
Name/Expiration Date/Strike Price                                                  of Contracts                    Value
-------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - (1.8%)
-------------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc., January $50                                                      5                       $10,031
Bed, Bath & Beyond, Inc., January $32.50                                                 50                         1,250
Biochem Pharmaceutical, Inc., January $25                                                50                        21,563
Cadence Design Systems, Inc., February $27.50                                           100                        45,000
Capital One Financial Corp., January $50                                                 50                         2,344
Cendant Corp., January $27.50                                                            40                           500
Central Garden & Pet Co., January $25                                                    50                         4,219
Coca-Cola Enterprises, Inc., January $32.50                                              50                         2,188
Comcast Corp., January $30                                                               50                         1,250
Dayton-Hudson Corp., January $70                                                         25                         8,437
Digital Equipment Corp., January $35                                                     50                         3,750
DII Group, Inc., January $25                                                             50                         2,969
Electronic Arts, Inc., January $30                                                       30                         1,313
Endosonics Corp., January $12.50                                                        100                        20,000
Galileo International, Inc., January $25                                                 50                         1,094
Gap, Inc., January $36.625                                                               75                        13,125
General Nutrition Companies, Inc., January $30                                           50                         1,407
Gymboree Corp., January $25                                                             100                         4,375
Hasbro, Inc., January $30                                                                50                         2,500
Helen of Troy, Ltd., February $12.50                                                    105                         1,969
HFS, Inc., January $70                                                                   50#                        2,626
Hologic, Inc., January $25                                                               50                        21,562
Interactive Week Internet Index, January $245                                            10                         3,313
Lucent Technologies, Inc., January $75                                                   25                         2,500
Morgan Stanley High Tech Index, January $420                                             25                        11,719
Nautica Enterprises, Inc., January $25                                                   50                         9,219
Papa John's International, Inc., January $30                                             50                           313
Petco Animal Supplies, Inc., January $25                                                 50                         7,500
Pharmacia & Upjohn, Inc., January $35                                                    50                         1,250
Philadelphia Semi-Conductor Index, January $235                                          25                         6,094
Philadelphia Semi-Conductor Index, January $265                                          20                        21,750

Phycor, Inc., January $25                                                                70                         4,375
Polo Ralph Lauren Corp., January $25                                                     50                         7,500
Rockwell International Corp., January $50                                                50                         3,438
Schwab, Charles Corp., January $40                                                       50                         3,125
Sinclair Broadcast Group, Inc., January $35                                              25                           469
Solectron Corp., January $25                                                             50                         1,875
Solectron Corp., January $32.50                                                          50                         1,563
Symantec Corp., January $22.50                                                          115                        16,531
Teradyne, Inc., January $37.50                                                           50                        29,375
Teradyne, Inc., January $50                                                               4                         7,400

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 1997

                                                                                      Number
                                                                                   of Contracts                Value
-------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - (1.8%) (continued)
-------------------------------------------------------------------------------------------------------------------------
TJX Companies, Inc., January $27.50                                                    50                    $       938
TJX Companies, Inc., January $35                                                       50                          6,563
Tommy Hilfiger Corp., January $40                                                      50                         25,313
Transaction Systems Architects, Inc., January $35                                      50                            938
Trimble Navigation, Ltd., January $22.50                                               50                          6,875
Unisys Corp., January $15                                                             100                         14,991
Viacom, Inc., Class B, January $30                                                     50                            938
Viacom, Inc., Class B, January $35                                                     50                            938
Wal-Mart Stores, Inc., January $37.50                                                  50                          1,875
Williams-Sonoma, Inc., January $40                                                     25                          3,594
Wolverine World Wide, Inc., January $22.50                                             50                          4,688
Yellow Corp., January $22.50                                                           50                          1,407
SCI Systems, Inc., January $37.50                                                      50                            938
Speedfam International, Inc., January $22.50                                           25                          1,250
-------------------------------------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS PURCHASED (Cost $485,803)                                                                      384,027
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - (0.0%)
Applied Materials, Inc. January $52.50                                                 50                            313
Philadelphia Semi-Conductor Index, January $320                                        10                            125
-------------------------------------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS PURCHASED (Cost $18,555)                                                                          438
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - (101.9%) (Cost $20,988,388)                                                               22,172,774
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES IN EXCESS OF ASSETS - (-1.9%)
-------------------------------------------------------------------------------------------------------------------------
Receivable from Brokers for Securities Sold Short                                                              4,526,021
Receivable for Investment Securities Sold                                                                         69,698
Other Assets                                                                                                     114,062
Net Amounts due to Affiliates                                                                                   (151,105)
Securities Sold Short at Value (proceeds - $4,526,021)                                                        (4,763,475)
Organization Costs Payable to Distributor                                                                        (78,907)
Other Liabilities                                                                                               (120,032)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                (403,738)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS - (100.0%), (Applicable to 1,509,685 shares outstanding,
    $.001 par value, 1,000,000,000 shares authorized)                                                        $21,769,036
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                                     $     14.42
-------------------------------------------------------------------------------------------------------------------------

* Non-Income producing security.
+ Security position is either entirely or partially placed in a segregated account as collateral for securities sold short.
# Entitles the holder to purchase 240 shares for each contract held.


See accompanying notes to financial statements.

Needham Growth Fund

Schedule of Securities Sold Short

December 31, 1997


Name of Issuer                                                                    Shares                          Value
-------------------------------------------------------------------------------------------------------------------------
3Com Corp.                                                                          3,000                      $  104,810

Access Health, Inc.                                                                 2,500                          73,438

Ace, Ltd.                                                                           5,000                         482,500

Ascend Communications, Inc.                                                         7,500                         183,750


CBS Corp.                                                                           5,000                         147,188

Cisco Systems, Inc.                                                                 3,750                         209,063

Comcast Corp., Class A                                                              8,000                         252,500

Dell Computer Corp.                                                                10,000                         840,000

DII Group, Inc.                                                                    17,600                         479,600

Intel Corp.                                                                         2,500                         175,625

KLA-Tencor Corp.                                                                    5,000                         193,125

LAM Research Corp.                                                                  4,000                         117,000

Nautica Enterprises, Inc.                                                           5,000                         116,250

Sanmina Corp.                                                                       2,000                         135,500

Solectron Corp.                                                                    10,000                         415,625

Sun Microsystems, Inc.                                                              5,000                         199,375

Unova, Inc.                                                                         5,000                          82,188

Wellpoint Health Networks, Inc.                                                     2,500                         105,625

Western Atlas, Inc.                                                                 5,000                         370,000

Western Digital Corp.                                                               5,000                          80,313
-------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $4,526,021)                                                              $4,763,475
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

ANNUAL REPORT 1997

Statement of Operations

For the year ended December 31, 1997


-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

-------------------------------------------------------------------------------------------------------------------------
Dividends                                                                                                      $460,461
Interest                                                                                                        206,538
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                         666,999

-------------------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Investment Advisory fee                                                                                         290,440
Administration and Accounting fee                                                                                 85,000
Distribution fees                                                                                                 58,219
Custodian fee                                                                                                     55,983
Transfer Agent fee                                                                                                32,250
Legal fee                                                                                                         61,000
Directors' fees                                                                                                   42,200
Audit fee                                                                                                         27,000
Organization expenses                                                                                             26,468
Shareholders' reports                                                                                             20,055
Other expenses                                                                                                    64,857
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                  763,472
-------------------------------------------------------------------------------------------------------------------------
Expenses Waived and Reimbursable                                                                               (182,591)
-------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                                    580,881

-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                             86,118
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
-------------------------------------------------------------------------------------------------------------------------
Net Realized Gain on Investment Securities                                                                    5,483,523
Net Realized Loss on Option Contracts                                                                        (2,314,395)
Change in Unrealized Appreciation of Investment Securities                                                     (267,995)
-------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                                                       2,901,133

-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $2,987,251
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Growth Fund

Statement of Changes in Net Assets


                                                                                       Year ended               Year ended
                                                                                       December 31,            December 31,
                                                                                          1997                     1996*
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                         $     86,118            $  (111,272)
Net Realized Gain on Investment Securities                                              5,483,523              1,319,364
Net Realized Loss on Option Contracts                                                  (2,314,395)              (333,389)
Change in Unrealized Appreciation (Depreciation) of
   Investment Securities                                                                 (267,995)             1,214,927
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    2,987,251              2,089,630
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
-------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                                  (76,131)                     --
   Net Realized Gains                                                                  (3,428,667)              (615,164)
   In Excess of Net Realized Gains                                                        (37,925)                     --
-------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                 (3,542,723)              (615,164)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
-------------------------------------------------------------------------------------------------------------------------
Shares Issued                                                                          23,293,242             14,236,574
Shares Issued in Reinvestment of Distributions                                          3,271,954                576,920
Shares Redeemed                                                                       (18,620,014)             (2,448,634)
-------------------------------------------------------------------------------------------------------------------------
Net Increase from Capital Share Transactions                                            7,945,182             12,364,860
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                            7,389,710             13,839,326
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Beginning of Year                                                                      14,379,326                540,000
End of Year                                                                          $ 21,769,036            $14,379,326

-------------------------------------------------------------------------------------------------------------------------
(1) SHARES ISSUED AND REDEEMED:
-------------------------------------------------------------------------------------------------------------------------
Shares Issued                                                                           1,459,181              1,066,793
Shares Reinvested                                                                         218,994                  39,569
Shares Redeemed                                                                        (1,160,681)              (168,171)
-------------------------------------------------------------------------------------------------------------------------
                                                                                          517,494                 938,191
-------------------------------------------------------------------------------------------------------------------------


*Fund commenced operations on January 1, 1996.


See accompanying notes to financial statements.

ANNUAL REPORT 1997

Financial Highlights


                                                                        Year ended                             Year ended
For a share outstanding throughout each year                     December 31, 1997                     December 31, 1996*
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                         $ 14.49                               $ 10.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                  0.06                                 (0.11)
Net Gain on Securities (Realized and Unrealized)                              2.26                                  5.27
-------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                                              2.32                                  5.16
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                        (0.05)                                   --
Net Realized Gains                                                           (2.31)                                (0.67)
In Excess of Net Realized Gains                                              (0.03)                                   --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                          (2.39)                                (0.67)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                               $ 14.42                               $ 14.49
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 15.66%                                51.56%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)                                        $21,769                               $14,379
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                       2.50%a                                2.50%a

Ratio of Net Investment Income (Loss) to Average Net Assets                   0.37%a                               (1.27)%a
Portfolio Turnover Rate                                                     724.08%                               568.93%
Average Commission Rate Paid(1)                                            $0.0359                               $0.0511


a Had certain waivers and reimbursements not been in effect, the ratio of expenses to average net assets, for the years ended December 31, 1997 and 1996, would have been 3.29% and 4.60%, respectively and the ratio of net investment income (loss) to average net assets, for the years ended December 31, 1997 and 1996, would have been (0.42%) and (3.37%), respectively.

(1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the years for which commissions were charged.

*    Fund commenced operations on January 1, 1996.



See accompanying notes to financial statements.

Needham Growth Fund


Notes to Financial Statements

1. ORGANIZATION

Needham Growth Fund (the "Fund") is a portfolio of The Needham Funds, Inc., which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995. Prior to the Fund's commencement of operations on January 1, 1996, it had no operations other than the issuance of 54,000 shares for $540,000.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Organizational Costs: Organizational costs have been capitalized and are being amortized on a straight line basis over a period of 60 months.

Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. (the "Advisor") to manage its investments. The Fund pays the Advisor a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

The Advisor has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ended December 31, 1997 to not more than 2.50% of average daily net assets. For the year ended December 31, 1997, the Advisor waived $182,591 of its fee.

PFPC, Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Advisor.

4. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of 0.25 of 1% of the Fund's daily average net assets. For the year ended December 31, 1997, the Fund incurred $58,219 of distribution fees.

5. INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 1997.


                                         Purchases                   Sales
------------------------------------------------------------------------------
Long transactions                      $131,859,472              $133,149,166
Short sale transactions                  17,155,958                16,542,123
------------------------------------------------------------------------------
Total                                  $149,015,430              $149,691,289
------------------------------------------------------------------------------

At December 31, 1997, net unrealized appreciation of $946,932 was comprised of gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of $2,637,757 and $1,690,825, respectively.

6. OPTION TRANSACTIONS

The Fund may write call options on securities it owns or has the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

A summary of call options written by the Fund for the year ended December 31, 1997 is as follows:

                                                Number of           Premium
Options Written                                 Contracts           Received
------------------------------------------------------------------------------
Options outstanding at
    beginning of period                             705              $ 202,128
Options written                                     160                 68,707
Options expired                                    (150)               (42,287)
Options exercised                                   (25)                (3,669)

Options terminated in closing
    transactions                                   (690)              (224,879)
------------------------------------------------------------------------------
Options outstanding at
    December 31, 1997                                 0              $       0
------------------------------------------------------------------------------

7. SHORT SALE TRANSACTIONS

The Fund may sell securities short for hedging purposes. During the year ended December 31, 1997, the Fund sold securities short 'against the box'. This occurs when the Fund enters into a short sale while holding an offsetting long position in the security sold short. An equivalent amount of securities owned by the Fund are segregated as collateral while the short sale is outstanding. At December 31, 1997, the market value of securities separately segregated to cover short positions was $4,763,475. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Net Assets as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at December 31, 1997 and their related market values and proceeds are set forth in the schedule of securities sold short.

8. COMPONENTS OF NET ASSETS

At December 31, 1997 net assets consisted of:

Paid-in Capital                                                $20,850,042
Accumulated Net Investment Income                                    9,987
Distributions in Excess of Net
    Realized Gains                                                 (37,925)
Net Unrealized Appreciation
    (Depreciation) of Investment
    Securities                                                     946,932
--------------------------------------------------------------------------
Total Net Assets                                               $21,769,036
--------------------------------------------------------------------------

Needham Growth Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Needham Growth Fund

We have audited the accompanying statement of net assets of Needham Growth Fund (a portfolio of The Needham Funds, Inc.), including the schedule of securities sold short, as of December 31, 1997, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the statement of changes in net assets and the financial highlights for the period from January 1, 1996 (commencement of operations) through December 31,

1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Needham Growth Fund at December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the changes in its net assets and the financial highlights for the period from January 1, 1996 through December 31, 1996, in conformity with generally accepted accounting principles.


                                                         /s/ ERNST & YOUNG LLP
                                                         ---------------------

New York, New York
February 23, 1998

PART C.   OTHER INFORMATION

Item 24.  Financial Statement and Exhibits

          (a) Financial Statements:

              Included in Prospectus:

              Financial Highlights for the year ended December 31, 1997

              Included in the Statement of Additional Information:

              (1) Statement of Net Assets dated December 31, 1997


              (2) Schedule of Securities Sold Short dated December 31, 1997


              (3) Statement of Operations for the year ended December 31, 1997



              (4) Statement of Changes in Net Assets for the years ended
                  December 31, 1997 and December 31, 1996

              (5) Financial Highlights

              (6) Notes to Financial Statements

              (7) Report of Independent Auditors dated February 23, 1998

          (b) Exhibits:

          Exhibit
          Number            Description
          -------           -----------
          1    -- Articles of Incorporation of Registrant.  (Previously filed as
                  Exhibit 1 to the Registration Statement.)

          2    -- By-Laws of Registrant.  (Previously filed as Exhibit 2 to the
                  Registration Statement.)

          3    -- Not applicable.

          4    -- Form of Specimen Certificate of Shares of Needham Growth
                  Fund. (Previously filed as Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement.)

          5(a) -- Form of Investment Advisory Agreement between Registrant and
                  Needham Investment Management L.L.C. (Previously filed as
                  Exhibit 5(a) to the Registration Statement.)

          5(b) -- Form of Investment Advisory Agreement Supplement between
                  Needham Growth Fund and Needham Investment Management L.L.C. (Previously filed as Exhibit 5(b) to the Registration Statement.)

          6    -- Distribution and Services Agreement between Registrant and
                  Needham & Company, Inc. (Previously filed as Exhibit 6 to Pre-Effective Amendment No. 1 to the Registration Statement.)

          7    -- Not applicable.

          8    -- Form of Custodian Services Agreement between Registrant and PNC Bank, National Association. (Previously filed as
                  Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement.)

          9(a) -- Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Previously filed as Exhibit 9(a) to Pre-Effective Amendment No. 1 to the Registration Statement.)


          9(b) -- Form of Transfer Agency Services Agreement between
                  Registrant and PFPC Inc. (Previously filed as Exhibit 9(b) to Pre-Effective Amendment No. 1 to the Registration Statement.)

          10   -- Opinion and consent of Fulbright & Jaworski L.L.P.,
                  Counsel to Registrant.

          11   -- Consent of Ernst & Young LLP, Independent Auditors.

          12   -- Not applicable.

          13   -- Form of Initial Subscription Agreement between the Fund and Needham Investment Management L.L.C. (Previously filed as
                  Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement.)

          14   -- Prototype of Individual Retirement Account Plan (IRA).
                  (Previously filed as Exhibit 14 to Post-Effective Amendment No. 3 to the Registration Statement.)

          15   -- Plan of Distribution Pursuant to Rule 12b-1. (Previously
                  filed as Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement.)

          16   -- Not applicable.

          17   -- Financial Data Schedule.

          18   -- Not applicable.

Item 25.  Persons Controlled by or Under Common Control with Registrant

         The Registrant and Needham Investment Management L.L.C. (the "Adviser"), a Delaware limited liability company, may be deemed to be under the common control of Needham & Company, Inc. a Delaware corporation.

Item 26.  Number of Holders of Securities

          671 as of April 15, 1998.

Item 27.  Indemnification

         Section 2-418 of the General Corporation Law of the State of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors, officers, employees and agents against expenses (including attorneys' fees, judgments, penalties, fines and settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith or without active and deliberate dishonesty, or they received no actual improper personal benefit in money, property or services, if, with respect to any criminal proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful.


         Article Eight of the Fund's Articles of Incorporation and Article X of the Fund's Bylaws provide for indemnification.

         The Fund's directors and officers are insured against losses arising from any claim against them as such for wrongful acts or omissions, subject to certain limitations.

         The Registrant will comply with applicable indemnification requirements as set forth in releases under the Investment Company Act.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

         The investment adviser to the Fund is Needham Investment Management L.L.C., 445 Park Avenue, New York, New York 10022, a registered investment adviser under the Investment Advisers Act of 1940. Additional information regarding the Adviser is included in its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-50449).

         The following information is provided with respect to each executive officer of the Adviser:

         John C. Michaelson, President of the Adviser and the Fund, and a Managing Director of Needham & Company, Inc., 445 Park Avenue, New York, New York, a registered broker-dealer engaged in a variety of investment banking and institutional brokerage activities.

         Peter J.R. Trapp, Executive Vice President of the Adviser and the Fund, and Managing Director of Needham & Company, Inc., 445 Park Avenue, New York, New York, a registered broker-dealer engaged in a variety of investment banking and institutional brokerage activities.

Item 29.  Principal Underwriter

          (a) Not applicable.


          (b) Officers and Directors:


                                               Positions and                            Positions and
          Name and Principal                   Offices with                             Offices with
           Business Address                     Underwriter                               Registrant
          ------------------                   -------------                            -------------
George A. Needham                        Chief Executive Officer                           Chairman
                                         and Chairman of the
                                         Board
John C. Michaelson                       Managing Director                                 President
Edgar F. Heizer, Jr.                     Director                                          None
Joseph H. Reich                          Director                                          None
Eugene R. White                          Director                                          None
Roger C. Cotta                           Managing Director                                 Treasurer
Chad W. Keck                             Managing Director                                 None
Bernard Lirola                           Managing Director                                 None
Stuart W. Sanderson                      Managing Director                                 None
John Barr                                Managing Director                                 None
Matthew Buten                            Managing Director                                 None
Peter Dale                               Managing Director                                 None
Vincent Gallagher                        Managing Director                                 None
Craig Gilkes                             Managing Director                                 None
John Guarino                             Managing Director                                 None
Margaret Johns                           Managing Director                                 None
Susan Kazanas                            Managing Director                                 None
Vincent Kenney                           Managing Director                                 None
John McManus                             Managing Director                                 None
John Prior                               Managing Director                                 None
Janice Robertson                         Managing Director                                 None
David Townes                             Managing Director                                 None
Peter J.R. Trapp                         Managing Director                                 Executive Vice
                                                                                           President

         The principal business address for all such persons is 445 Park Avenue, New York, New York 10022.

          (c)  Not applicable.

Item 30.  Location of Accounts and Records

          All accounts, books and other documents required to be maintained by
          Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of PFPC Inc.

Item 31.  Management Services

          Not applicable.


Item 32.  Undertakings

        Registrant hereby undertakes

        (a) Not applicable.

        (b) Not applicable.

        (c) The Registrant undertakes to provide each person to whom a copy of the prospectus is given with a copy of the Fund's
            Annual Report, which contains the information required by Item 5A of Form N-1A, upon request by such person and free of charge.

        (d) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 28th day of April, 1998.


                                    THE NEEDHAM FUNDS, INC.

                                    By: /s/ John C. Michaelson
                                        ----------------------
                                        John C. Michaelson
                                        President


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                   Signature                             Title                                      Date
                   ---------                             -----                                      ----
/s/ George A. Needham                            Director and Chairman                         April 28, 1998
---------------------------------                (Principal Executive
George A. Needham                                Officer)



/s/ John C. Michaelson                           Director and President                        April 28, 1998
---------------------------------                (Principal Financial
John C. Michaelson                               and Accounting Officer)


/s/ Roger W. Johnson                             Director                                      April 28, 1998
---------------------------------
Roger W. Johnson


/s/ James Poitras                                Director                                      April 28, 1998
---------------------------------
James Poitras


/s/ F. Randall Smith                             Director                                      April 28, 1998
---------------------------------
F. Randall Smith

                                  EXHIBIT INDEX


Exhibit
Number                           Description                                         Page
-------                          -----------                                         ----
 1    -- Articles of Incorporation of Registrant.*

 2    -- By-Laws of Registrant.*

 3    -- Not applicable.

 4    -- Form of Specimen Certificate of Shares of Needham Growth Fund.*

 5(a) -- Form of Investment Advisory Agreement between Registrant and Needham
         Investment Management L.L.C.*

 5(b) -- Form of Investment Advisory Agreement Supplement between Needham
         Growth Fund and Needham Investment Management L.L.C.*

 6    -- Distribution and Services Agreement between Registrant
         Needham & Company, Inc.*

 7    -- Not applicable.

 8    -- Form of Custodian Services Agreement between Registrant and PNC Bank, National Association.*


 9(a) -- Form of Administration and Accounting Services Agreement between
         Registrant and PFPC Inc.*

 9(b) -- Form of Transfer Agency Agreement between Registrant and PFPC Inc.*

10    -- Opinion and consent of Fulbright & Jaworski L.L.P.,
         counsel to Registrant.

11    -- Consent of Ernst & Young LLP, Independent Auditors.

12    -- Not applicable.

13    -- Form of Initial Subscription Agreement between the Fund and
         Needham Investment Management L.L.C.*

14    -- Prototype of Individual Retirement Account Plan (IRA).*

15    -- Plan of Distribution Pursuant to Rule 12b-1.*

16    -- Not applicable.

17    -- Financial Data Schedule.

18    -- Not applicable.

---------------------
*     Previously filed.